SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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FRISCH’S RESTAURANTS, INC.

(Name of Registrant as Specified in Its Charter)

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Frisch’s Restaurants, Inc.

2800 Gilbert Avenue

Cincinnati, Ohio 45206

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held October 6, 2003

Dear Shareholders:

The annual meeting of the shareholders of Frisch’s Restaurants, Inc., an Ohio corporation, will be held at the Radisson Hotel Cincinnati Riverfront, 668 W. Fifth Street, Covington, Kentucky 41011 on Monday, October 6, 2003 at 10:00 a.m., Eastern Daylight Savings Time, for the following purposes:

1.	Election of five Directors.

2.	Approval of the 2003 Stock Option and Incentive Plan.

3.	Ratification of the appointment of Grant Thornton LLP as independent auditors.

4.	Transaction of such other business as may properly come before the meeting or any adjournments thereof.

Your Board of Directors recommends a vote of “AUTHORITY GIVEN” on Proposal 1 and a vote “FOR” on Proposals 2 and 3.

Shareholders of record at the close of business on August 7, 2003 are entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof.

By Order of the Board of Directors

W. GARY KING
Secretary

Cincinnati, Ohio

August 28, 2003

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please vote promptly whether or not you expect to be present at the meeting. You can vote your shares (1) via a toll free telephone call, (2) via the Internet, or (3) by signing and dating the enclosed proxy and returning it in the accompanying envelope. You will find specific instructions for voting via telephone or the Internet on the proxy card. If you attend the meeting, you may revoke your proxy and vote your shares in person.

FRISCH’S RESTAURANTS, INC.

2800 Gilbert Avenue

Cincinnati, Ohio 45206

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held October 6, 2003

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Frisch’s Restaurants, Inc. (the “Company”) for use at the Annual Meeting of Shareholders (the “Meeting”), and at any and all adjournments thereof. The Meeting will be held at the Radisson Hotel Cincinnati Riverfront, 668 W. Fifth Street, Covington, Kentucky 41011 on Monday, October 6, 2003 at 10:00 a.m., Eastern Daylight Savings Time. This Proxy Statement and the enclosed form of proxy are first being sent to shareholders on or about August 28, 2003.

THE PROXY

Proxy

The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A form of proxy for voting your shares at the Meeting is enclosed. When you properly execute and return your proxy, the shares it represents will be voted at the meeting as specified on your proxy. If no specification is made, the shares represented by your duly executed proxy will be voted (i) for the election as Directors of each of the five nominees listed thereon; (ii) for the approval of the 2003 Stock Option and Incentive Plan; and (iii) for the ratification of Grant Thornton LLP as the independent auditors. The proxy will be voted at the discretion of the proxy holders, in accordance with the recommendations of the Board, on any other matter that may properly come before the meeting, including, in accordance with the rules of the Securities and Exchange Commission, any matter which the Company did not have notice of by July 12, 2003.

Revocability of Proxies

You may revoke your proxy at any time before it is exercised by (i) submitting a proxy bearing a later date using the voting method used when the revoked proxy was cast; (ii) filing a written notice of revocation with the President of the Company; or (iii) by attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

Record Date

The Board of Directors has fixed the close of business on August 7, 2003 as the record date for the purpose of determining the shareholders entitled to notice of and to vote at the Meeting and any adjournment(s) thereof (the “Record Date”). There were 4,978,075 shares of the Company’s common stock (“Common Stock”) issued and outstanding on the Record Date.

Voting

You are entitled to one vote for each share of Common Stock you owned of record on the Record Date on any matter submitted to a vote at the Meeting. However, in connection with the election of directors, shares may be voted cumulatively if written notice that cumulative voting for the election of Directors is desired is given by any shareholder to the President, a Vice President or the Secretary of the Company not less than forty-eight (48) hours before the time fixed for holding the Meeting. The Chairman will announce the giving of any such notice upon the convening of the Meeting, and all shareholders may then cumulate their votes for director nominees. Cumulative voting means that you have the right to vote the number of shares you owned as of the Record Date, multiplied by the number of Directors to be elected (five). You may cast this total number of votes for one nominee or distribute the votes among some or all of the nominees in any manner you desire. If cumulative voting is declared at the Meeting, votes represented by proxies may be cumulated in the discretion of the proxy holders, in accordance with the recommendations of the Board, and discretionary authority to do so is included in the proxy.

Quorum Requirement

The presence, in person or by proxy, of the holders of at least a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting.

Vote Required

At the Meeting, directors will be elected by a plurality of the votes cast. Therefore, the five nominees receiving the greatest number of votes will be elected as Directors. Each other matter presented at the Meeting will be decided by a majority of the votes cast on that matter.

Method of Counting Votes

Shares represented by proxies which are voted “Withhold Authority” or on which a broker has indicated the absence of discretionary authority to vote the shares will be counted as present for the purpose of determining a quorum, but will not be voted in the election of Directors. Shares voted on one proposal but not all proposals on the proxies returned by brokers will be counted for the purpose of determining the number of shares represented at the meeting, but will not be considered as a vote for or against any matter not voted on. Abstentions will also be counted for the purpose of determining the number of shares represented at the meeting, but will not be considered as a vote for or against any matter as to which the abstention is effective.

PROPOSALS

PROPOSAL 1 - ELECTION OF FIVE DIRECTORS

Article II, Section 1 of the Company’s Code of Regulations provides that the business of the Company shall be managed and conducted by a Board of Directors consisting of not less than five nor more than nine members. The shareholders previously set the number of Directors at nine. The Code of Regulations also requires that a majority of the Directors be independent.

At the Meeting, five Directors are to be elected for a two-year term, to serve until the 2005 annual meeting of shareholders and until their successors have been elected and qualified. Your Board of Directors has unanimously nominated the five persons named below (all of whom are currently serving as Directors) for election as Directors at the Meeting. The principal occupations and certain other information about the nominees are set forth below.

The Board of Directors recommends a vote of “AUTHORITY GIVEN” for all Director nominees.

Name	DIRECTOR NOMINEES Positions with the Company, Business Experience And Other Directorships	Director Since
Malcolm M. Knapp (Age 63)	Director of the Company; President of Malcolm M. Knapp, Inc. (restaurant business consulting)	1997

Blanche F. Maier (Age 76)	Director of the Company; Chairman Emeritus of the Board of Trustees, Cincinnati Ballet	1961

Dale P. Brown (Age 56)	Director of the Company; Writer (since January 1999); President and Chief Executive Officer, Sive/Young & Rubicam (advertising agency) (July 1990 to December 1998); Board of Trustees, University of Richmond; Director of Ohio National Financial Services, Cincinnati 2012 Inc., Metropolitan Growth Alliance and the Queen City Club; Recipient of Two Silver Medals, American Advertising Federation; Chair, Women’s Initiative for Deloitte & Touche	1999

Craig F. Maier (Age 53)	President and Chief Executive Officer and a Director of the Company	1984

Daniel W. Geeding (Age 61)	Director of the Company; Vice President and Chief Financial Officer, The Health Foundation Fund (since 2002); Vice President and Chief Financial Officer, The Health Foundation of Greater Cincinnati (since 1999); formerly Professor of management and entrepreneurship (from 1969 to May 2002), Director of the Center for International Business (from June 1997 to May 2002), and Dean, College of Business Administration (April 1988 to June 1997), Xavier University; Director, Corporation For Findlay Market; Trustee, Bicentennial Commons Board of Visitors; Trustee, Cincinnati Kharkiv Sister Cities Program	1992

Votes represented by proxies will be cast by the proxy holders in such a way as to effect the election of all five nominees, or as many thereof as possible under the rules of cumulative voting in accordance with the recommendation of the Board. All nominees have consented to serve as directors if elected. However, in the event that any nominee shall become unable to serve prior to the Meeting, it is intended that the proxies will be voted for the balance of those nominees named and for such substitute nominee, if any, as shall be designated by the Board.

Directors and Executive Officers

The following tables set forth the names and certain information concerning the current Directors whose terms expire at the 2004 Annual Shareholders Meeting and the executive officers of the Company.

DIRECTORS

Name	Positions with the Company, Business Experience And Other Directorships	Director Since
Jack C. Maier (Age 78)	Chairman of the Board of the Company	1961

William A. Mauch (Age 82)	Director of the Company; Retired Certified public accountant; Retired administrator of the Cincinnati office of the law firm of Thompson, Hine, L.L.P.	1992

William J. Reik, Jr. (Age 65)	Director of the Company; Managing Director, William D. Witter, Inc. (investment counseling firm); Managing Director, Mitchell Hutchins Asset Management, Inc. (until February 1991)	1998

Lorrence T. Kellar (Age 66)	Director of the Company; Vice President, Continental Properties Company, Inc. (real estate developer) (since November 2002); Vice President – Real Estate, Kmart Corporation[1] (April 1996 to September 2002); Group Vice President – Finance and Real Estate, The Kroger Co. (until April 1996); Chairman of the Board, Multi-Color Corporation; Director, Spar Group, Inc. (retail merchandiser)	1998

[1]	K-Mart Corporation filed a Voluntary Petition under Chapter 11 with the Bankruptcy Court for the Northern District of Illinois on January 22, 2002 and is currently awaiting closing.

EXECUTIVE OFFICERS

Name	Positions with the Company, Business Experience And Other Directorships
Craig F. Maier (Age 53)	President, Chief Executive Officer and a Director of the Company (since 1984).

Donald H. Walker (Age 57)	Vice President-Finance, Chief Financial Officer (since October 1996) and Treasurer (since June 1982) of the Company

Paul F. McFarland (Age 57)	Vice President and Chief Operating Officer of the Company (since September 1998); Executive Vice President of Operations and Chief Operating Officer, Long John Silver’s Restaurants, Inc. (October 1992 until March 1997)

Kenneth C. Hull (Age 47)	Vice President-Development and Franchising (since July 2000) and formerly Director of Real Estate and Franchising (April 1999 to July 2000) of the Company; Director of International Development, McDonald’s Corporation (August 1997 to January 1999); Staff Director, International Real Estate, McDonald’s Corporation, London, U.K. (March 1994 to August 1997)

Todd M. Rion (Age 43)	Regional Director of the Company (since December 1995)

PROPOSAL 2 – APPROVAL OF THE 2003 STOCK OPTION AND INCENTIVE PLAN

The Company’s Board of Directors adopted the Frisch’s Restaurants, Inc. 2003 Stock Option and Incentive Plan (the “Incentive Plan” or “Plan”) on August 22, 2003. The Board is requesting shareholder approval of the Plan at the Annual Meeting.

Since 1993, employees and directors of the Company have received stock option grants under the Company’s 1993 Stock Option Plan, first as initially adopted and then as amended and restated in 1998 (the “1993 Plan”). However, by mid-July 2003, only 87,204 of the 562,432 shares authorized for issuance under the 1993 Plan remained available for new grants; therefore, either additional shares would need to be authorized for the 1993 Plan or a new plan adopted.

In deciding to adopt the Incentive Plan, the Board considered that the 1993 Plan only provides for the grant of stock options; that the accounting rules, which currently provide more favorable treatment for options than other types of awards, are likely to be changed in the relatively near future; and that other types of awards may become preferable because, for example, they result in less dilution or can be tied to performance criteria other than stock price appreciation. The Incentive Plan provides for several forms of awards in addition to stock options (see “Summary of the Incentive Plan – Types of Awards”). The Board believes this will provide optimal flexibility for the design of incentive compensation in the coming years and recommends that shareholders vote “FOR” approval of the Incentive Plan.

Approval of the Incentive Plan will not affect outstanding stock options under the 1993 Plan. Also, to the extent that shares remain available for grant under the 1993 Plan, or return to that plan as a result of expired or forfeited awards, those shares may be the subject of future stock option grants.

A summary of the Incentive Plan is given below. The full text of the Plan, which is set forth in Appendix A to this Proxy Statement, should be consulted for additional information.

Summary of the Incentive Plan

Purpose. The purpose of the Plan is to promote the long-term growth and success of the Company by enabling the Company to compete successfully in attracting and retaining employees and directors of outstanding ability, stimulating the efforts of these persons to achieve the Company’s objectives and encouraging the identification of their interests with those of the Company’s shareholders.

Shares Available. Subject to adjustment for changes in capitalization, the maximum number of shares of Common Stock which may be issued under the Incentive Plan is 800,000. Any shares unissued or undelivered pursuant to awards which expire, terminate or are forfeited may be re-used for future grants under the Plan. The Company also may elect to count shares issued under the Plan by netting against the number of shares issued when a stock option is exercised any shares tendered to the Company in payment of the option’s exercise price and required withholding taxes.

Maximum Awards Per Individual. The Incentive Plan provides that the total number of shares of Common Stock covered by options plus the number of stock appreciation rights (“SARs”) granted to any one individual may not exceed 80,000 during any fiscal year. Additionally, no more than 80,000 shares of Common Stock may be issued in payment of performance awards denominated in shares, and no more than $1,000,000 in cash (or fair market value, if paid in shares) may be paid pursuant to performance awards denominated in dollars, granted to any one individual during any fiscal year if the awards are intended to qualify as performance-based compensation.

Administration. The Incentive Plan must be administered by a committee (the “Committee”) of two or more directors, each of whom is a “non-employee” director under Securities and Exchange Commission Rule 16b-3 and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code (the “Code”). The Plan will be administered by the Board’s Compensation Committee, all of the members of which satisfy these criteria and all of whom also are “independent” under the rules of the American Stock Exchange. Any function of the Committee may be performed by the full Board of Directors.

Eligibility. Employees of the Company and its subsidiaries (including persons who have accepted and received offers of employment) and nonemployee directors of the Company are eligible to be selected to participate in the Incentive Plan. Participation is based on selection by the Committee, and there is no limit to the number of participants in the Plan. There currently are approximately 40 participants in the 1993 Plan, and the Company expects that, initially, there will be approximately the same number of participants in the Incentive Plan.

Duration of the Plan. The Plan will continue in effect until it is terminated by the Board.

Types of Awards. The Incentive Plan provides for the grant of the following types of awards: (1) stock options; (2) stock appreciation rights; (3) stock awards, including restricted and unrestricted awards of stock; and (4) performance awards. Awards may be granted singly or in combination, as determined by the Committee. Except to the extent provided by law, awards generally are non-transferable. However, the Committee may in its discretion permit a participant to transfer a stock option or SAR to a member of his or her immediate family for no consideration.

Stock Options. Options to purchase shares of the Company’s Common Stock permit the holder to purchase a fixed number of shares at a fixed price. Only nonqualified options (i.e., options that do not qualify for special tax treatment under Section 422 of the Code) may be granted under the Incentive Plan. At the time a stock option is granted, the Committee determines the number of shares subject to the option, the term of the option, the time or times at which the option will become exercisable, the price per share of stock that a participant must pay to exercise the option and any other terms and conditions of the option. No option may be granted with an exercise price per share that is less than 100% of fair market value on the date of grant. For purposes of the Incentive Plan, fair market value means the average of the high and low selling prices of a share of Common Stock on the American Stock Exchange. On August 7, 2003, the fair market value of a share of Common Stock was $21.88.

The exercise price of a stock option may be paid by a participant in cash or, in whole or part, in shares of Common Stock owned by the participant for at least six months. If payment is made with already owned shares, the shares will be valued at their fair market value on the date they are tendered. Subject to restrictions of applicable law, a participant also may elect to pay an option’s exercise price by authorizing a broker to sell all or a portion of the shares to be issued upon exercise and remit to the Company a sufficient portion of the sale proceeds to pay the exercise price and any applicable tax withholding amounts.

Stock Appreciation Rights. An SAR is a right to receive payment, in cash, shares of Common Stock or a combination of the two, equal to the excess of (1) the fair market value of a share of Common Stock on the date of exercise over (2) the price per share of Common Stock established in connection with the grant of the SAR (the “reference price”). The reference price must be at least 100% of the Common Stock’s fair market value on the date the SAR is granted. An SAR will become exercisable and will terminate as provided by the Committee. The Plan provides that both stock options and SARs may have terms no longer than 10 years unless otherwise specified by the Committee.

Stock Awards. Stock awards are grants of shares of Common Stock which may be restricted (i.e., subject to a holding period and/or other conditions) or unrestricted. The Committee will determine the amounts, terms and conditions of the awards, including the price to be paid, if any, for restricted awards and any contingencies related to the attainment of specified performance goals or continued employment or service. Unless otherwise determined by the Committee at the time of grant, participants receiving restricted stock awards will be entitled to dividend or voting rights on the shares.

Performance Awards. Performance awards are the right to receive cash, Common Stock or both, at the end of a specified performance period, subject to satisfaction of the performance criteria and any vesting conditions established for the award. A performance award payable in shares of Common Stock will not include dividend rights until vested, unless otherwise provided by the Company when the award is granted.

Performance-Based Compensation. Under Section 162(m) of the Internal Revenue Code, an income tax deduction generally is not available for annual compensation in excess of $1 million paid to the chief executive officer and any of the other four most highly compensated officers of a public corporation unless the compensation is performance-based. Stock options and SARs are performance-based if their exercise or reference prices are at least equal to 100% of the Common Stock’s fair market value at the time of grant. To be performance-based, other awards under the Incentive Plan must be conditioned on the achievement of one or more objective performance measures, to the extent required by Section 162(m) of the Code. The Plan provides that the performance measures that may be used by the Committee for these awards must be based on any one or more of the following criteria, as selected by the Committee and applied to the Company as a whole or to individual units, and measured either absolutely or relative to a designated group of comparable companies: (i) earnings before interest, taxes, depreciation and amortization (“EBITDA”); (ii) appreciation in the fair market value, book value or other measure of value of the Common Stock; (iii) cash flow; (iv) earnings (including earnings per share); (v) return on equity; (vi) return on investment; (vii) total stockholder return; (viii) return on capital; (ix) return on assets or net assets; (x) revenue; (xi) income (including net income); (xii) operating income (including net operating income); (xiii) operating profit (including net operating profit); (xiv) operating margin; (xv) return on operating revenue; and (xvi) market share.

Other Terms of Awards. Awards under the Incentive Plan may vest early or be forfeited in certain circumstances. An outstanding award will be forfeited upon termination of employment for cause (as defined in the Plan) or if, following a termination of employment for any other reason, the participant engages in any act which would have warranted termination for cause. Unless the Committee determines otherwise, in the event of death or disability, awards that are not subject to performance conditions will vest in full and, in the case of options and SARs, will be exercisable until the earlier of one year after the termination of employment or service (or such longer period as the Committee may specify) or the expiration of the original terms of the awards. Except as set forth under “Change of Control, Merger or Sale” below, in the event of termination of employment or service for any other reason (unless the Committee determines otherwise) awards that are not vested on the date of termination will be forfeited, options and SARs that are vested on the date of termination will be forfeited if not exercised within 90 days after the date of termination (or the expiration of the award, if sooner) and performance awards will vest or be forfeited as provided in the award agreements.

The Committee may establish other terms, conditions and/or limitations of an award, so long as they are not inconsistent with the Incentive Plan.

Change of Control, Merger or Sale. Except as otherwise provided by the Committee, in the event of a Change of Control, all awards outstanding on the date of the Change of Control (other than those subject to unsatisfied performance criteria) will become fully vested. If a participant’s employment is terminated by the Company or a subsidiary for any reason other than cause within one year after a Change of Control, all vested stock options and SARs held by the employee upon termination of employment will be exercisable for one year or until expiration of the original term of the award, whichever period is shorter.

A Change of Control occurs when: (1) a person or group (other than the Company, a benefit plan maintained by the Company or an underwriter temporarily holding securities) acquires beneficial ownership of 30% or more of the voting power of the Company’s voting securities; (2) during any two-year period, the members of the Company’s Board of Directors at the beginning of the period (together with those directors elected to the Board with the approval of at least two-thirds of the initial or similarly elected directors) no longer constitute at least 75% of the Board; or (3) immediately after any merger or consolidation of the Company, or sale of all or substantially all of its assets, in which outstanding awards are assumed by the surviving or acquiring entity, the voting securities of the Company that were outstanding immediately before the transaction represent less than 50% of the voting power of the surviving or acquiring entity.

If a merger, consolidation or sale of all or substantially all of the Company’s assets is proposed and provision is not made for the surviving entity to assume outstanding stock awards, or in the event of a proposal to dissolve or liquidate the Company, all awards (other than awards containing unsatisfied performance criteria) will become 100% vested. Holders of stock options and SARs will be provided the opportunity to exercise their awards conditioned on the transaction actually occurring and will be allowed to defer payment of the exercise price until after the closing of the transaction. Stock options and SARs not exercised prior to completion of the transaction will terminate. If the transaction is not completed, the conditional exercises, and the accelerated vesting of any award, will be annulled.

Federal Tax Treatment. Under current U.S. federal tax law, the following federal income tax consequences generally will apply to awards under the Incentive Plan.

Stock Options. A participant who is granted a stock option will not have taxable income at the time of grant, but will have taxable income at the time of exercise equal to the difference between the exercise price of the shares and the market value of the shares on the date of exercise. The Company will be entitled to a corresponding tax deduction in the amount and at the time that the employee is taxed.

Stock Appreciation Rights. The grant of an SAR will produce no federal tax consequences for the participant or the Company. The exercise of an SAR will result in taxable income to the participant, equal to the difference between the reference price of the shares and the market price of the shares on the date of exercise, and the Company will be entitled to a corresponding tax deduction in the amount and at the time that the employee is taxed.

Performance Awards. A participant who is granted a performance award will not realize taxable income at the time of the grant, and the Company will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed on the market value of the award at the time of grant. A participant will realize ordinary income when the award is paid equal to the amount of cash paid or the value of shares delivered, and the Company will be entitled to a corresponding tax deduction in the amount and at the time that the employee is taxed.

Restricted Stock. A participant who is granted an award of restricted shares of Common Stock will not realize taxable income at the time of the grant, and the Company will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at the time of the award. When the restrictions lapse, the participant will receive taxable income in an amount equal to the excess of the market value of the shares at that time over the amount, if any, paid for the shares and the Company will be entitled to a corresponding tax deduction.

Unrestricted Stock. The grant of an award of unrestricted Common Stock will have immediate tax consequences for both the participant and the Company. The participant will be treated as having received taxable compensation in an amount equal to the then fair market value of the Common Stock awarded less any amount paid for the shares, and the Company will receive a corresponding tax deduction.

Plan Benefits. No awards have been granted under the Incentive Plan. The Committee has not yet determined the types and amounts of awards that will be granted or the persons to whom they will be granted.

The Company expects that annual awards to its nonemployee directors will be made from the Incentive Plan, as they have been from the 1993 Plan. However, in contrast to the 1993 Plan, which provided for “formula” grants to these directors on the date of each Annual Meeting, the Incentive Plan does not mandate any specific type or amount of awards, thus permitting director compensation to be structured and, if appropriate, restructured over time so as to best fulfill the purposes of the Plan. The Compensation Committee has indicated that it currently intends to grant nonemployee directors their customary awards of options for 1,000 shares of Common Stock each after the 2003 Annual Meeting.

Stock options traditionally have been granted to employees shortly after the close of the Company’s fiscal year. In June and July 2003, stock options were granted under the 1993 Plan as follows: Craig F. Maier, 40,000 shares; Paul F. McFarland, 7,000 shares; Donald H. Walker, 5,000 shares; Kenneth C. Hull, 3,500 shares; Todd M. Rion, 1,000 shares; all current executive officers as a group, 63,500 shares; all current directors who are not executive officers as a group, none; and all employees who are not executive officers as a group, 20,500 shares.

Termination and Amendment. The Board may terminate or amend the Incentive Plan at any time but may not impair the rights of a participant with respect to previously granted awards without the participant’s consent. In addition, no amendment may be made without shareholder approval that increases the maximum number of shares available for awards under the Plan, or increases the amounts that may be awarded to any individual, or for which shareholder approval is required under the provisions of the Code, the securities laws or the listing criteria of the American Stock Exchange.

Vote Required for Approval

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy, and entitled to vote, at the Annual Meeting is required to approve the 2003 Stock Option and Incentive Plan.

The Board of Directors recommends a vote “FOR” approval of the 2003 Stock Option and Incentive Plan.

PROPOSAL 3 - RATIFICATION OF SELECTION OF AUDITORS

The Board of Directors has unanimously selected the firm of Grant Thornton LLP as auditors to make an examination of the accounts of the Company and serve as the Company’s independent public accountants for the fiscal year commencing June 2, 2003. This firm of independent certified public accountants has made the audits of the Company’s accounts since 1952.

Shareholder ratification of the selection of auditors is not required by law, however, the Board nevertheless decided to ascertain the views of the shareholders in this regard. If the selection of Grant Thornton LLP is not ratified at the Meeting, the Board of Directors will consider the selection of other auditors.

Representatives of Grant Thornton LLP are expected to be present at the annual meeting of shareholders. They will be afforded an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from the shareholders.

A. Audit Fees

The aggregate fees billed for professional services rendered by Grant Thornton LLP for the audit of the Company’s annual financial statements, the reviews of the financial statements included in the Company’s Forms 10-Q and services that are normally provided by accountants in connection with statutory and regulatory filings or engagements, during the fiscal years ended June 1, 2003 and June 2, 2002, were $165,000 and $168,000 respectively.

B. Audit-Related Fees

The aggregate fees billed by Grant Thornton LLP for the fiscal years ended June 1, 2003 and June 2, 2002 for assurance and related services reasonably related to the performance of the audit or review of the financial statements (and not reported under “Audit Fees” above) were $22,170 and $19,323, respectively. Audit-related services principally included audits of the Company’s pension plan, 401(k) plan and medical plan, consulting on an Indiana franchise circular, lease issues and assistance in responding to a SEC comment letter.

C. Tax Fees

The aggregate fees billed by Grant Thornton LLP for the fiscal years ended June 1, 2003 and June 2, 2002 for miscellaneous tax compliance, tax advice and tax planning were $15,522 and $7,548, respectfully. These fees were principally for the review and preparation of income tax returns.

D. All Other Fees

There were no fees billed for professional services rendered by Grant Thornton LLP for the fiscal years ended June 1, 2003 and June 2, 2002, for services other than those set forth above.

The Audit Committee considered the services of Grant Thornton LLP referenced in subparagraphs B through D above and determined those services were compatible with maintaining Grant Thornton LLP’s independence.

The Company has adopted a policy requiring pre-approval by the Audit Committee of audit and permissible non-audit services by Grant Thornton LLP. The Audit Committee did pre-approve all services by Grant Thornton LLP referenced above.

The Board of Directors recommends a vote “FOR” ratification of the selection of Grant Thornton LLP as auditors.

EXECUTIVE COMPENSATION

The following information is furnished with respect to each of the five most highly compensated executive officers of the Company, including the Chief Executive Officer, for the fiscal year ended June 1, 2003.

Summary Compensation Table

		Annual Compensation				Long-Term Compensation Awards Options		All Other Compensation
Name and Title	Year	Salary	Bonus(a)	Other Annual Compensation
Craig F. Maier President and Chief Executive Officer	2003 2002 2001	$235,665 239,555 234,423	$454,838 378,481 362,185	$189,676 175,629	(b) (b) (c)	40,000 40,000 40,000	(d) (d) (d)	$5,531 1,218 1,218	(e) (e) (e)

Paul F. McFarland Vice President and Chief Operating Officer	2003 2002 2001	230,065 219,646 195,935	41,535 52,604 30,387	46,316 29,105	(f) (f) (c)	7,000 7,000 7,000	(g) (g) (g)	1,417 1,460 1,179	(h) (h) (h)

Donald H. Walker Vice President and Chief Financial Officer	2003 2002 2001	143,250 135,049 128,916	32,372 30,540 28,542	50,133 49,508 44,371	(i) (i) (i)	5,000 5,000 3,500	(j) (j) (j)	14,204 2,146 2,896	(k) (k) (k)

Kenneth C. Hull Vice President- Development and Franchising	2003 2002 2001	119,680 113,600 102,508	27,027 21,364 23,400	26,176 27,658 119,921	(l) (l) (l)	3,500 3,500 3,500	(m) (m) (m)	0 0 0

Todd M. Rion- Regional Director	2003	75,630	65,447	20,298	(n)	1,000	(o)	1,441	(n)

(a)	Bonuses paid in 2003, 2002 and 2001 were paid 90% in cash and 10% in shares of the Company’s Common Stock.
(b)	$189,676 represents an auto allowance of $7,317, medical reimbursement of $9,263 pursuant to the Company’s medical reimbursement plan, contributions to the Company’s Nondeferred Cash Balance Plan of $164,509, and long-term disability benefits of $8,587. $175,629 represents an auto allowance of $7,212, medical reimbursement of $12,589, contributions to the Company’s Nondeferred Cash Balance Plan of $146,811, and long-term disability benefits of $9,017.
(c)	The value of perquisites and other personal benefits received by the officer did not exceed an amount equal to the lesser of $50,000 or 10% of the sum of such officer’s salary and bonus for such year.
(d)	Represents stock options for 40,000 shares earned by Mr. Maier in the fiscal year ended June 1, 2003, but which were granted in July 2003, stock options for 40,000 shares earned by Mr. Maier in the fiscal year ended June 2, 2002, but which were granted on July 11, 2002, and stock options for 40,000 shares earned by Mr. Maier in the fiscal year ended June 3, 2001, but which were granted in July 2001.
(e)	Represents distributions of the net proceeds of split dollar life insurance policies in 2003 and premiums paid by the Company on split dollar life insurance policies in 2002 and 2001.
(f)	$46,316 represents an auto allowance of $7,317, medical reimbursement of $2,018, contributions to the Nondeferred Cash Balance Plan of $32,042, and long-term disability benefits of $4,939. $29,105 represents an auto allowance of

$7,212, medical reimbursement of $1,538, contributions to the Nondeferred Cash Balance Plan of $16,492, and long-term disability benefits of $3,863.

(g)	Represents stock options for 7,000 shares earned by Mr. McFarland in the fiscal year ended June 1, 2003, but which were granted on June 10, 2003, stock options for 7,000 shares earned by Mr. McFarland in the fiscal year ended June 2, 2002, but which were granted on June 11, 2002, and stock options for 7,000 shares earned by Mr. McFarland in the fiscal year ended June 3, 2001, but which were granted in July 2001.
(h)	Represents Company matching contributions to the Frisch’s Executive Savings Plan.
(i)	$50,133 represents medical reimbursement of $10,286, contributions to the Nondeferred Cash Balance Plan of $36,851 and long-term disability benefits of $2,996. $49,508 represents medical reimbursement of $10,386, contributions to the Nondeferred Cash Balance Plan of $36,556 and long-term disability benefits of $2,566. $44,371 represents contributions to the Nondeferred Cash Balance Plan of $28,163, medical reimbursement of $13,550 and long-term disability benefits of $2,658.
(j)	Represents stock options for 5,000 shares earned by Mr. Walker in the fiscal year ended June 1, 2003, but which were granted on June 10, 2003, stock options for 5,000 shares earned by Mr. Walker in the fiscal year ended June 2, 2002, but which were granted on June 11, 2002, and stock options for 3,500 shares earned by Mr. Walker in the fiscal year ended June 3, 2001, but which were granted in July 2001.
(k)	Represents distributions of the net proceeds of split dollar life insurance policies of $13,299 in 2003, premiums paid by the Company on split dollar life insurance policies of $1,276 in 2002 and 2001 and Company matching contributions to the Frisch’s Executive Savings Plan of $905 in 2003, $870 in 2002 and $1,620 in 2001.
(l)	$26,176 represents an auto allowance of $5,666, medical reimbursements of $11,322, contributions to the Nondeferred Cash Balance Plan of $8,317 and long-term disability benefits of $871. $27,658 represents an auto allowance of $5,561, medical reimbursement of $12,780, contributions to the Nondeferred Cash Balance Plan of $8,781, and long-term disability benefits of $536. Mr. Hull began employment with the Company on April 12, 1999, and $119, 921 represents reimbursement of relocation expenses.
(m)	Represents stock options for 3,500 shares earned by Mr. Hull with the fiscal year ended June 1, 2003, but which were granted on June 10, 2003, stock options for 3,500 shares earned by Mr. Hull in the fiscal year ended June 2, 2002, but which were granted on June 11, 2002, and stock options for 3,500 shares earned by Mr. Hull in the fiscal year ended June 3, 2001, but which were granted in July 2001.
(n)	Represents an auto allowance of $5,666, medical reimbursement of $8,110, contributions to the Company’s Nondeferred Cash Balance Plan of $6,013, long-term disability benefits of $509, and Company matching contributions to the Frisch’s Executive Savings Plan of $1,441.
(o)	Represents 1,000 stock options earned by Mr. Rion in the fiscal year ended June 1, 2003, but which were granted in July 2003.

The following table sets forth information regarding stock options granted to the named executive officers of the Company during the fiscal year ended June 1, 2003.

Option Grants in Last Fiscal Year

	Individual Grants				Potential realizable value at assumed annual rates of stock price appreciation for option term
Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price Per Share	Expiration Date	5%	10%
Craig F. Maier	40,000	45%	$19.78	7/11/2012	$497,581	$1,260,969
Paul F. McFarland	7,000	8%	$19.04	6/11/2012	$83,819	$212,414
Donald H. Walker	5,000	5%	$19.04	6/11/2012	$59,871	$151,724
Kenneth C. Hull	3,500	4%	$19.04	6/11/2012	$41,910	$106,207
Todd M. Rion	1,000	1%	$19.04	6/11/2012	$11,974	$30,345

The foregoing options were granted under the Amended and Restated 1993 Stock Option Plan, which was recommended by the Compensation Committee, adopted by the Board of Directors and approved by the shareholders. Pursuant to the Plan, options for shares of the Common Stock of the Company are granted to officers and key management personnel. Under the Plan, options with terms not in excess of ten years from the date of grant may be granted until October 4, 2009. See “Employment Contracts and Changes-in-Control Arrangements.” In addition to the options listed in the table above, on June 11, 2002, certain other key employees were granted options to purchase an aggregate of 27,000 shares at $19.04 per share. All of the options granted to key employees vest in three equal annual installments, except the options granted to Craig F. Maier. The options granted to Craig F. Maier vest six months after the grant date.

The following table sets forth information regarding the exercise of stock options by each of the named executive officers during the fiscal year ended June 1, 2003, and the value of all unexercised options at June 1, 2003.

Aggregated Option Exercises in Last Fiscal Year

And Fiscal Year-End Option Values

Name	Shares Acquired On Exercise	Net Value Realized	1993 Plan Number of Securities Underlying Unexercised Options Exercisable/ Unexercisable at 6/1/03	1984 Plan Number of Securities Underlying Unexercised Options Exercisable at 6/1/03	Value of Unexercised In-the-Money Options Exercisable/ Unexercisable at 6/1/03
Craig F. Maier	0	—	141,478E/0U	14,090E/0U	$763,389E/$0U
Paul F. McFarland	8,166	$74,124	12,333E/14,001U	0	$87,413E/$45,389U
Donald H. Walker	0	—	10,500E/8,500U	0	$77,058E/$22,692U
Kenneth C. Hull	0	—	4,833E/6,167U	0	$35,080E/$15,350U
Todd M. Rion	2,666	$25,543	333E/2,001U	0	$1,773E/$6,489U

Defined Benefit Pension Plan and Executive Retirement Plan

The Pension Plan adopted by the Board of Directors, in which executive officers of the Company participated through December 31, 1999, provides payments of annual benefits upon the retirement of employees covered by the Plan. Commencing in the year 2000, the executive officers of the Company began receiving comparable pension benefits through a Nondeferred Cash Balance Plan instead of accruing additional benefits under the Pension Plan. These benefits are determined each year, converted to a lump sum, paid into the officer’s individual trust and reported as W-2 compensation.

Under the qualified Pension Plan, an individual’s monthly Pension Plan benefit equals 51% of his or her average monthly compensation minus 50% of monthly Social Security benefits. The benefit of an individual who has less than 28 years of service with the Company is reduced by 1/28 for each year less than 28. Average monthly compensation is based upon the participant’s five highest consecutive compensation periods. For years prior to 1982, the compensation period is the month of September. For years 1982 through 1991, the compensation period is the month of July. For years after 1991, the compensation period is the entire calendar year; therefore, the monthly compensation for the period is 1/12 of the annual compensation.

Compensation that is taken into consideration for periods after 1991 includes all compensation reported on the participant’s W-2 and all elective contributions to a Section 125 or 401(k) plan, except that after July 15, 2002, the following items are specifically excluded: reimbursements, automobile expense allowances, use of a Company-owned automobile or any other Company-owned property, moving expense allowances and all other allowances, contributions to or benefits under the Company’s Nondeferred Cash Balance Plan, amounts realized from the grant and/or exercise of stock options, amounts attributable to split-dollar life insurance, other fringe benefits (cash and non-cash), deferred compensation, tips and allocated tips.

Under the Internal Revenue Code, there is an annual limitation on the amount of compensation of each employee that may be taken into account, which through 1999 was set at $160,000. The annual limitation for some of the years prior to 1994 was substantially higher. For 1999 and earlier, the Company had an unfunded Executive Retirement Plan which provides a supplemental retirement benefit to qualified employees equal to the reduction in their benefits under the qualified Pension Plan that results when compensation exceeds the Internal Revenue Code limitation, or when elective salary deferrals are made to the non-qualified Frisch’s Executive Savings Plan.

Amounts set aside under the Pension Plan are computed on an actuarial basis using an aggregate funding method. Contributions of $465,000 were made to the Pension Plan during the fiscal year ended June 1, 2003.

Estimated annual retirement benefits under the Pension Plan, Executive Retirement Plan (SERP) and Nondeferred Cash Balance Plan, assuming retirement at age 65 for Messrs. Craig F. Maier, Paul F. McFarland, Donald H. Walker, Kenneth C. Hull and Todd M. Rion would be as follows:

Name	Total Estimated Projected Benefit at Age 65 (1)	Qualified Pension Plan Benefit (2)	Non Qualified Executive Retirement Plan (SERP) Benefit (3)	Nondeferred Cash Balance Plan Benefit to Date Placed in Trust (4)*	Cash Balance Plan Benefit For Future Service [=(1)-(2)-(3)-(4)]
Craig F. Maier	$300,840	$43,608	$21,372	$73,584	$162,276
Paul F. McFarland	54,996	2,604	1,164	12,144	39,084
Donald H. Walker	76,440	30,180	1,572	17,856	26,832
Kenneth C. Hull	46,524	1,560	0	8,448	36,516
Todd M. Rion	57,780	11,676	0	5,496	40,608

*	The benefit amounts shown in this column are the amounts referred to in the first paragraph above and are included in the executives’ compensation in the Executive Compensation-Summary Compensation Table herein.

Board of Directors Information

Board and Committee Meetings and Compensation

The Board of Directors of the Company held five meetings during the fiscal year ended June 1, 2003. Each Director attended at least 75% of the aggregate number of meetings of the Board held during the year and all committees of the Board on which the director served (during the period he or she was a committee member during the year). The Company pays non-employee Directors an annual fee of $20,000 plus $800 for each Board meeting and Committee meeting attended ($400 if attended by phone). During the fiscal year ended June 1, 2003, each non-employee director was also granted options to purchase 1,000 shares of the Company’s Common Stock at an exercise price of $16.39 per share. Non-employee Directors consist of Mrs. Maier, Ms. Brown and Messrs. Geeding, Kellar, Knapp, Mauch and Reik.

Nominating Committee

The Board of Directors has a Nominating Committee which is currently comprised of Lorrence T. Kellar (Chair), William A. Mauch and William J. Reik, Jr. The Nominating Committee held one meeting during the fiscal year ended June 1, 2003. The Nominating Committee’s function is to search for and recommend qualified, experienced candidates to the Board to be nominated for election as Directors at annual shareholder meetings and to fill any vacancies on the Board. The Nominating Committee will consider nominees recommended by shareholders. Any recommendations should be mailed to Mr. Kellar as Chairman of the Nominating Committee.

Strategic Planning Committee

The Board has a Strategic Planning Committee that is currently comprised of Craig F. Maier, Co-Chair, Malcolm M. Knapp, Co-Chair, Dale P. Brown and William J. Reik, Jr. The Strategic Planning Committee’s function is to develop, monitor and revise, as necessary, the Company’s strategic plan.

Audit Committee

The Board of Directors of the Company has an Audit Committee composed of William A. Mauch (Chair), Daniel W. Geeding and Lorrence T. Kellar. All members of the Audit Committee are independent as defined under federal securities law, rules of the Securities and Exchange Commission and the American Stock Exchange’s Listing Standards, as applicable and as modified or supplemented. The Company’s Board of Directors has determined that all three of the Audit Committee members are audit committee financial experts pursuant to the criteria established by the Securities and Exchange Commission. The Board of Directors has adopted a written charter for the Audit Committee and a copy of that charter is attached hereto as Appendix B. During the fiscal year ended June 1, 2003, the committee held six meetings. The primary function of the Audit Committee is to assist the Board of Directors in its oversight of (i) the integrity of the company’s financial statements, (ii) the independent auditor’s qualifications and independence, (iii) the performance of the company’s internal audit function and of the independent auditors, and (iv) the company’s compliance with legal and regulatory requirements. In performing these functions, the Audit Committee discusses with internal and outside independent auditors their overall scope and plans for their respective audits. The Audit Committee also meets periodically with the independent auditors, management, and internal auditors to review their work and confirm that they are properly discharging their respective responsibilities. In addition, the Audit Committee recommends the independent auditors for appointment by the Board of Directors.

Audit Committee Report

The Audit Committee reviewed and discussed the audited financial statements of the Company for the fiscal year ended June 1, 2003, with management of the Company and Grant Thornton LLP, the Company’s independent auditors, which included discussions about the selection of appropriate accounting principles, the reasonableness of significant judgments and the clarity of disclosure in the financial statements. The Audit Committee discussed with Grant Thornton LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380), as modified or supplemented. The Audit Committee received the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as modified or supplemented, and has discussed with Grant Thornton LLP its independence. Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements for the fiscal year ended June 1, 2003, be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission. The Audit Committee also recommended to the Board, and the Board approved, subject to shareholder ratification, the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year commencing June 2, 2003.

William A. Mauch, Chair
Daniel W. Geeding
Lorrence T. Kellar

Compensation Committee Interlocks and Insider Participation

The Board of Directors has a Compensation Committee comprised of three independent directors, Daniel W. Geeding (Chair), William A. Mauch and Malcolm M. Knapp. During the fiscal year ended June 1, 2003, the committee held four meetings. The Compensation Committee recommends policies for the Company with respect to the compensation of executive officers and directors and administers the Company’s benefit and stock option plans.

Compensation Committee Report

Chairman of the Board Employment Contract

Jack C. Maier, Chairman of the Board, is currently employed by the Company pursuant to an employment agreement effective May 29, 2000, with an initial term of one fiscal year and renewable at the option of the Company for up to six additional one-year terms. The Company has renewed the agreement for three additional one-year terms. For the fiscal year ended June 1, 2003, Mr. Maier was paid an annual base salary of $100,000 pursuant to the agreement, and will be paid that annual base salary during any additional years that the contract is renewed. Mr. Maier may reduce his employment from full time to part time (defined as three days or less per week), in which case he will receive 50% of his base salary. The agreement provides that upon its expiration or upon Mr. Maier’s retirement, disability, death or other termination of employment, the Company will pay to Mr. Maier or to his survivors for each of the next ten years the amount of $214,050, adjusted annually to reflect 50% of the annual percentage change in the Consumer Price Index. Alternatively, the recipient may elect at any time to receive in a lump sum the present value of all remaining payments.

Chief Executive Officer Employment Contract

For the fiscal year commencing June 2, 2003, Craig F. Maier, President and Chief Executive Officer, will be employed by the Company pursuant to a three-year employment agreement effective June 2, 2003. Mr. Maier’s base salary for the fiscal year commencing June 2, 2003 will be $250,000. The agreement provides that the Company will also pay Mr. Maier incentive compensation for each fiscal year that the Company’s pre-tax earnings (before deducting his incentive compensation) equal or exceed 4% of the Company’s total revenue. The incentive compensation will be equal to (a) 1.5% of the Company’s pre-tax earnings if in such year pre-tax earnings equal or exceed 4% (but are less than 5%) of the Company’s total revenue, and (b) an additional 1.00% of the Company’s pre-tax earnings if in such year the Company’s pre-tax earnings equal or exceed 5% of the Company’s total revenue. However, the incentive compensation will be reduced to the extent that the payment of the incentive compensation would reduce the Company’s pre-tax earnings to below 4% of the Company’s total revenue. Incentive compensation is paid 90% in cash and 10% in Common Stock. The agreement also provides that Mr. Maier will be granted stock options in any year in which the Company’s pre-tax earnings equal or exceed 4%, based on the following schedule:

Pre-Tax Earnings As a Percentage of Total Revenue	Stock Option Available
At least 4%, but less than 5%	10,000 shares
At least 5%, but less than 6%	20,000 shares
At least 6%	30,000 shares

All stock options are awarded under the terms of the stock option plan of the Company in effect at the time the options are awarded. The agreement also provides that in the event of Mr. Maier’s disability, the Company will pay him (for up to 120 months while he is alive and remains disabled) an annual sum equal to 60% of his average compensation (total compensation including incentive compensation) over the three preceding calendar years (reduced by any disability benefits received under any disability income plans maintained by the Company), adjusted annually after the first year to reflect 60% of the latest annual percentage change in the Consumer Price Index.

Mr. Maier’s employment agreement reaffirms the Company’s obligations to Mr. Maier under an agreement dated November 21, 1989, which provides that, if there is a change in control of the Company that has not been approved by existing management, the Company shall either (a) continue Mr. Maier’s employment for up to three years with compensation and perquisites equal to that which he would have received had there not been such a change, (b) employ him on such other terms as he and the Company agree, or (c) terminate his employment and make lump sum payments to him equal to the present value, based on a certain discount rate, of such compensation and continue such perquisites until the end of the period for which his employment would have continued. The maximum aggregate lump sum payment that would be payable to Maier under the agreement if he were terminated on the date of filing of this Proxy Statement would be approximately $2,477,280, using a discount rate of 0.75%, in accordance with provisions of the agreement.

The Compensation Committee believes that this agreement and the compensation provisions therein are consistent with the Company’s executive compensation policies described in detail below.

Other Executive Officers

The compensation of all other executive officers for the fiscal year ended June 1, 2003 was determined in accordance with salary merit increase guidelines and incentive compensation formulas established prior to the commencement of the fiscal year.

The policies with respect to the Company’s other executive officers are: (1) to pay salaries generally in the middle of the range of salaries paid to executives of comparable levels of responsibility by comparable restaurant companies; (2) to grant merit increases in salary, within the salary range, based primarily on job performance as measured by specific, pre-determined individual goals; and (3) to award bonuses based on how well individual goals are achieved and how well the Company performs.

To determine the salaries of the Company’s other executive officers, the Company establishes a series of salary ranges which correspond to levels of executive responsibility. The basis for the establishment of the ranges is data provided by an independent consultant that is derived from an annual survey of approximately 63 comparable restaurant companies, including some of the members of the peer group used for the Corporate Performance Graph. The Committee sets the Company’s salary ranges to fall generally in the middle of the competitive ranges. Individual salaries are set within the applicable salary range and are reevaluated annually. Merit increases are granted within the salary range based on job performance as measured against one or more individual performance goals established annually for each executive.

The Frisch’s Executive Savings Plan (FESP) was established in November 1993, to provide a means for certain management employees who are disqualified from participating in the Frisch’s Employee 401(k) Savings Plan, to participate in a similarly designed non-qualified plan. Under the FESP, an eligible employee may choose to invest in Common Stock of the Company. For employees who choose to invest in the Company’s Common Stock, the Company makes a 15% matching contribution of Common Stock. Upon an employee’s retirement, the Company has the option to issue to the employee the shares of Common Stock allocated to that employee or to pay to the employee the fair market value of the Common Stock allocated to him or her in cash. A total of 58,492 shares of Common Stock were reserved for issuance under the FESP when it was established in 1993. As of June 1, 2003, 49,374 shares remained in the reserve. During the year ended June 1, 2003, 418 shares of Common Stock were allocated to participants in the plan, bring to 7,289 the number of shares of Common Stock allocated but not issued to active plan participants under the Plan.

Under the Company’s Senior Executive Bonus Plan, other executive officers are entitled to earn annual bonuses of up to 22.5% of each officer’s salary. Each individual executive officer’s bonus is determined by a formula that takes into account (1) the extent to which individual performance goals established prior to the beginning of the fiscal year are met and (2) the Company’s pre-tax consolidated earnings for the fiscal year, as a percentage of total revenue (adjusted to exclude certain revenue, if any, not related to the Company’s food service operations). No incentive bonus is paid unless pre-tax consolidated earnings of the Company are at least 4% of revenues. In order to receive the maximum bonus, an executive must fully meet the individual performance goals and pre-tax consolidated earnings of the Company must equal or exceed 6% of revenues. Of the total bonus earned, 10% is paid in shares of the Company’s Common Stock and the remainder is paid in cash.

For the fiscal year ended June 1, 2003, 864 shares of Common Stock were issued to employees pursuant to the plan. If all eligible employees under the Senior Executive Bonus Plan had earned their maximum bonus during the year ended June 1, 2003, a total of 1,213 shares of Common Stock would have been issued.

Bonuses were awarded under the Senior Executive Bonus Plan equal to a percentage of salary, adjusted in accordance with a formula which took into account the extent to which individual goals were met, the Company’s pre-tax earnings for the fiscal year as a percentage of total revenue, and the salary range maximum.

Daniel W. Geeding, Chair
William A. Mauch
Malcolm M. Knapp

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), the Directors, certain of the Company’s officers and persons owning more than 10% of the outstanding shares of the Company’s Common Stock are required to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission and the American Stock Exchange and to furnish copies of such reports to the Company. The Company is required to set forth in this Proxy Statement the number of late reports, transactions not reported and any known failure to file a report. Based solely on a review of the reports which were furnished to it and certain written representations of each reporting person, to the Company’s knowledge, the aforesaid filing requirements were satisfied by the persons subject thereto, except that Donald H. Walker filed one Form 4 late in which the acquisition of 500 shares of the Company’s Common Stock was reported.

Certain Relationships and Related Transactions

During the fiscal year ended June 1, 2003, a franchised restaurant owned by children of Jack C. Maier, an officer and Director of the Company, and Blanche F. Maier, a Director of the Company, made purchases from the Company’s commissary totaling $476,042 and paid to the Company advertising fees of $47,868, employee leasing fees of $767,728, payroll and accounting fees of $15,635, human resources and benefit fees of $8,223 and franchise fees of $71,803. Other members of Mr. and Mrs. Maier’s family are the owners of a franchised restaurant which during such fiscal year made purchases from the Company’s commissary totaling $630,501 and paid to the Company advertising fees of $68,203, employee leasing fees of $1,018,161, payroll and accounting fees of $16,609, human resources and benefit fees of $10,087 and franchise fees of $102,305. During the fiscal year ended June 1, 2003, a franchised restaurant owned by Craig F. Maier, an officer and Director of the Company, made purchases from the Company’s commissary totaling $333,532 and paid to the Company advertising fees of $33,392, employee leasing fees of $529,564, payroll and accounting fees of $15,835, human resources and benefit fees of $8,605 and franchise fees of $50,088. The above-described transactions were effected on substantially similar terms as transactions with persons having no relationship with the Company.

Jack C. Maier, Chairman of the Board of the Company, is the husband of Blanche F. Maier and the father of Craig F. Maier and Karen F. Maier. During the fiscal year ended June 1, 2003, Mr. Jack Maier received a salary of $100,000 from the Company, an auto allowance of $9,576 and medical reimbursement of $13,723.

Karen F. Maier, Vice President – Marketing of the Company, is the daughter of Jack C. Maier and Blanche F. Maier and the sister of Craig F. Maier. During the fiscal year ended June 1, 2003, Ms. Maier received a salary of $113,368, a bonus of $16,653, medical reimbursement of $9,190, contributions to the Nondeferred Cash Balance Plan of $16,946 and long-term disability benefits of $1,127, from the Company.

Corporate Performance Graph

The following graph compares the yearly percentage change in the Company’s cumulative total stockholder return on its Common Stock over the five year period ending June 1, 2003 with the Russell 2000 Index and a group of the Company’s peer issuers, selected by the Company in good faith. The graph assumes an investment of $100 in the Company’s Common Stock, in the Index and in the common stock of the peer group on May 31, 1998 and reinvestment of all dividends.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG FRISCHS RESTAURANTS, INC., THE RUSSELL 2000 INDEX

AND A PEER GROUP

*	$100 invested on 5/31/98 in stock or index-including reinvestment of dividends.

	Cumulative Total Return
	5/31/98	5/30/99	5/28/00	6/3/01	6/2/02	6/1/03
FRISCH’S RESTAURANTS, INC.	100.00	95.77	90.55	127.00	202.06	194.11
RUSSELL 2000	100.00	97.31	102.73	114.23	112.48	103.27
PEER GROUP	100.00	78.76	56.45	73.39	130.22	121.94

The Peer Group consists of the following issuers: Bob Evans Farms, Steak n Shake Co., CBRL Group, Inc., Furrs/Bishops, Inc., IHOP Corp., Ryan’s Family Steak Houses, Inc. and Friendly Ice Cream Corp.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information, as of August 7, 2003 (unless a different date is specified in the notes to the table), with respect to each person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding Common Stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Blanche F. Maier 2800 Gilbert Avenue Cincinnati, OH 45206	1,786,405	(1)(5)	35.8%

Jack C. Maier 2800 Gilbert Avenue Cincinnati, OH 45206	1,013,657	(2)(5)	20.4%

Craig F. Maier 2800 Gilbert Avenue Cincinnati, OH 45206	1,102,100	(3)(5)	21.4%

Karen F. Maier 2800 Gilbert Avenue Cincinnati, OH 45206	842,321	(4)(5)	16.9%

William D. Witter, Inc. 153 East 53rd Street New York, NY 10022	542,896	(6)	11.7%

Dimensional Fund Advisors, Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	406,506	(7)	8.3%

(1)	Includes 767,748 over which Mrs. Maier has sole voting and investment power, 89,170 shares over which she has sole voting but shared investment power, 924,487 shares over which she has sole voting power only and 5,000 shares which she has the right to acquire pursuant to the exercise of stock options. The amounts shown above include 1,013,657 shares over which she has sole voting power as Voting Trustee pursuant to a Voting Trust Agreement dated June 26, 1997, with the following: Jack C. Maier and herself as Co-Trustees of the Trust established under the Will of Shirley Heinichen, deceased as to 89,170 shares; Jack C. Maier, Craig F. Maier and Karen F. Maier, as Co-Trustees of the Trust established under the Will of David Frisch, deceased as to 764,197 shares; and Jack C. Maier, as Trustee under the Annette Frisch Amended and Restated Trust Agreement as to 160,290 shares. See footnotes (2), (3), (4) and (5).
(2)	Includes 160,290 shares over which he has sole investment power only, and 853,367 shares over which he shares investment power. The amount shown above includes 764,197 shares over which Mr. Maier, Craig F. Maier and Karen F. Maier share investment power only as Co-Trustees of the Trust established under the will of David Frisch, deceased, and 89,170 shares over which Mr. Maier and Blanche F. Maier share investment power only as Co-Trustees of the Trust established under the Will of Shirley Heinichen, deceased. See footnotes (1), (3), (4) and (5). Not included in this amount are 7,150 shares owned by Blanche F. Maier as to which Mr. Maier disclaims beneficial ownership.
(3)	Includes 156,425 shares over which Mr. Maier has sole voting and investment power, 764,197 shares over which Mr. Maier, Jack C. Maier and Karen F. Maier share investment power only as Co-Trustees of the Trust established under the will of David Frisch, deceased, and 181,478 shares which he has the right to acquire pursuant to the exercise of employee stock options. See footnotes (1), (2), (4) and (5).
(4)	Includes 64,124 shares over which Ms. Maier has sole voting and investment power, 764,197 shares over which Ms. Maier, Jack C. Maier and Craig F. Maier share investment power only as Co-Trustees of the Trust established under the will of David Frisch, deceased, and 14,000 shares which she has the right to acquire pursuant to the exercise of employee stock options. See footnotes (1), (2), (3) and (5).

(5)	Blanche F. Maier is the wife of Jack C. Maier. Craig F. Maier is the son of Jack C. Maier and Blanche F. Maier and the brother of Karen F. Maier. Karen F. Maier is the daughter of Jack C. Maier and Blanche F. Maier and the sister of Craig F. Maier.
(6)	The information given is as of February 12, 2003, as reported in an amended Schedule 13G filed with the Securities and Exchange Commission. Based on the Company’s information, William D. Witter, Inc. owns 597,411 shares of the Company as of August 25, 2003.
(7)	The information given is as of February 3, 2003, as reported in an amended Schedule 13G filed with the Securities and Exchange Commission. Dimensional Fund Advisors Inc. (“Dimensional”), a registered investment advisor, is deemed to have beneficial ownership of 406,506 shares of Frisch’s Restaurants, Inc. stock as of December 31, 2002, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information, as of August 7, 2003, with respect to the number of shares of Common Stock beneficially owned by (i) each Director, including each nominee for election as a Director, of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table, and (iii) all Directors and named executive officers of the Company as a group.

Name	Amount and Nature of Beneficial Ownership		Percent of Class
Jack C. Maier	1,013,657	(1)	20.4%
Daniel W. Geeding	10,236	(2)	*
Malcolm M. Knapp	9,000	(3)	*
Blanche F. Maier	1,786,405	(1)	35.8%
Craig F. Maier	1,102,100	(1)	21.4%
William A. Mauch	17,350	(4)	*
Dale P. Brown	4,435	(5)	*
Lorrence T. Kellar	14,000	(6)	*
William J. Reik, Jr.	214,060	(7)	4.3%
Kenneth C. Hull	14,956	(8)	*
Paul F. McFarland	30,084	(9)	*
Donald H. Walker	28,916	(10)	*
Todd M. Rion	3,668	(11)	*
All Directors and named executive officers as a group (13 persons)	2,471,013	(12)	47.1%

*	Less than 1% of class.
(1)	See footnotes (1), (2), (3) and (5) on the preceding page.
(2)	Includes 7,236 shares over which he has sole voting and investment power and 3,000 shares that he has the right to acquire pursuant to the exercise of stock options.
(3)	Includes 4,000 shares over which he has sole voting and investment power and 5,000 shares that he has the right to acquire pursuant to the exercise of stock options.
(4)	Includes 15,350 shares over which he has sole voting and investment power and 2,000 shares that he has the right to acquire pursuant to the exercise of stock options.
(5)	Includes 3,435 shares over which she has sole voting and investment power and 1,000 shares that she has the right to acquire pursuant to the exercise of stock options.
(6)	Includes 9,000 shares over which he has sole voting and investment power and 5,000 shares that he has the right to acquire pursuant to the exercise of stock options.
(7)	Includes 209,060 shares over which he has sole voting and investment power and 5,000 shares that he has the right to acquire pursuant to the exercise of stock options.
(8)	Includes 456 shares over which he has sole voting and investment power and 14,500 shares that he has the right to acquire pursuant to the exercise of stock options.

(9)	Includes 9,084 shares over which he has sole voting and investment power and 21,000 shares that he has the right to acquire/pursuant to the exercise of stock options.
(10)	Includes 4,416 shares over which he has sole voting and investment power, 500 shares over which he has shared voting and investment power and 24,000 shares that he has the right to acquire pursuant to the exercise of stock options.
(11)	Includes 1,334 shares over which he has sole voting and investment power and 2,334 shares that he has the right to acquire pursuant to the exercise of stock options.
(12)	Includes 269,312 shares that the group has the right to acquire pursuant to the exercise of stock options.

SHAREHOLDER PROPOSALS

Any shareholder who wishes a proposal to be considered for inclusion in the Company’s Proxy Statement for the 2004 Annual Meeting of Shareholders, which is currently scheduled for October 4, 2004, must submit the proposal to the Company on or before April 28, 2004. Proposals should be addressed to W. Gary King, Secretary, Frisch’s Restaurants, Inc., 2800 Gilbert Avenue, Cincinnati, Ohio 45206. Any such proposal must satisfy the conditions for shareholder proposals established by the Securities and Exchange Commission in Rule 14a-8 promulgated pursuant to the Securities and Exchange Act of 1934, as amended.

Any shareholder who intends to directly present a proposal at the 2004 Annual Shareholders Meeting (outside of the Rule 14a-8 process) must notify the Company of the proposal on or before July 12, 2004. If the Company is not notified by such date, the Company will have the right to exercise discretionary voting authority for the proxies it obtains with respect to such proposal, if presented at the meeting, without including information regarding such proposal in its proxy materials. Notices of any intention to present a proposal at the 2004 Annual Shareholders Meeting should be addressed to the Secretary of the Company at the address set forth in the foregoing paragraph.

COST OF SOLICITATION

The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting and proxy and any additional material relating to the Meeting and the cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, the Company will request banks, brokers and other custodial nominees and fiduciaries to supply proxy material to the beneficial owners of the Common Stock of whom they have knowledge, and will reimburse them for their expenses in so doing. Certain officers and employees of the Company may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Company’s Board of Directors knows of no other matters to be presented at the Meeting other than those set forth above. However, if any other matters come before the meeting, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their discretion, in accordance with the recommendations of the Board, and discretionary authority to do so is included in the proxy.

BY ORDER OF THE BOARD OF DIRECTORS

W. GARY KING
Dated August 28, 2003	Secretary

The Company will supply without cost, upon written request, a copy of the Company’s most recent Annual Report on Form 10-K, including financial statements and schedules. Such request should be directed to Mr. Donald H. Walker, Chief Financial Officer, Frisch’s Restaurants, Inc., 2800 Gilbert Avenue, Cincinnati, Ohio 45206.

APPENDIX A

Frisch’s Restaurants, Inc.

2003 Stock Option and Incentive Plan

Frisch’s Restaurants, Inc.

2003 Stock Option and Incentive Plan

TABLE OF CONTENTS

I.	PURPOSE		1

II.	DEFINITIONS		1

III.	ADMINISTRATION		6

	3.1	The Committee	6
	3.2	Powers of the Committee	6
	3.3	Guidelines	7
	3.4	Decisions Final	7
	3.5	Award Agreements	7

IV.	SHARES SUBJECT TO PLAN		7

	4.1	Shares Available for Issuance of Awards	7
	4.2	Maximum Awards Per Participant	7
	4.3	Re-Use of Shares	8
	4.4	Adjustment Provisions	8

V.	CHANGE OF CONTROL; MERGER, CONSOLIDATION, ETC.		8

	5.1	Effect of Change of Control On Outstanding Awards	8
	5.2	Termination of Employment After Change of Control	8
	5.3	Merger, Consolidation, Etc.	9
	5.4	Applicability of Section V	9

VI.	EFFECTIVE DATE AND DURATION OF PLAN		9

	6.1	Effective Date	9
	6.2	Duration of Plan	9

VII.	STOCK OPTIONS		10

	7.1	Grants	10
	7.2	Terms of Options	10

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VIII.	STOCK APPRECIATION RIGHTS		11

	8.1	Stock Appreciation Rights	11
	8.2	Terms and Conditions of Stock Appreciation Rights	11

IX.	RESTRICTED AND UNRESTRICTED STOCK AWARDS		12

	9.1	Grants of Restricted Stock Awards	12
	9.2	Terms and Conditions of Restricted Awards	12
	9.3	Unrestricted Stock Awards	12

X.	PERFORMANCE AWARDS		13

	10.1	Performance Awards	13
	10.2	Terms and Conditions of Performance Awards	13

XI.	TERMINATION OF AWARDS		14

	11.1	Termination of Awards to Employees and Directors	14
	11.2	Acceleration of Vesting and Extension of Exercise Period Upon Termination	15

XII.	TERMINATION OR AMENDMENT OF THIS PLAN		15

	12.1	Termination or Amendment	15

XIII.	GENERAL PROVISIONS		16

	13.1	No Right to Continued Employment	16
	13.2	Non-Transferability of Awards	16
	13.3	Benefits May Not Be Assigned	16
	13.4	Other Plans	16
	13.5	Unfunded Plan	16
	13.6	Withholding of Taxes	16
	13.7	Governing Law	17
	13.8	Liability	17
	13.9	Successors	17

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Frisch’s Restaurants, Inc.

2003 Stock Option and Incentive Plan

SECTION I.

PURPOSE

The purpose of this 2003 Stock Option and Incentive Plan (the “Plan”) is to promote the long-term growth and financial success of Frisch’s Restaurants, Inc. (the “Company”) and its subsidiaries by enabling the Company to compete successfully in attracting and retaining employees and directors of outstanding ability, stimulating the efforts of those persons to achieve the Company’s long-range performance goals and objectives, and encouraging the identification of their interests with those of the Company’s shareholders.

SECTION II.

DEFINITIONS

For purposes of this Plan, the following terms shall have the following meanings:

2.1 “Award” means any form of Stock Option, Stock Appreciation Right, Restricted Stock Award, Unrestricted Stock Award or Performance Award granted under this Plan.

2.2 “Award Agreement” means a written agreement setting forth the terms of an Award.

2.3 “Award Date” or “Grant Date” means the date on which, or such later date as of which, an Award is granted.

2.4 “Award Period” or “Term” means the period beginning on an Award Date and ending on the expiration date of such Award.

2.5 “Board” means the Board of Directors of the Company.

2.6 “Cause” means a Participant’s engaging in any of the following acts:

(i) any type of willful misconduct in respect of, or disloyalty to, the Company, including, without limitation, fraud, embezzlement, theft, or dishonesty in the course of a Participant’s employment or business relationship with the Company; or

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(ii) conviction of a felony or other crime involving a breach of trust or fiduciary duty owed to the Company; or

(iii) unauthorized disclosure of trade secrets or confidential information of the Company; or

(iv) a material breach of any agreement with the Company in respect of confidentiality, non-disclosure, non-competition or otherwise; or

(v) any serious violation of a written Company policy that is materially damaging to the Company’s interests; or

(vi) persistent neglect of the duties and responsibilities of the Participant’s position with the Company; provided that mere failure to meet the Company’s performance standards or objectives shall not constitute Cause for purposes of this provision.

2.7 “Change of Control” means the occurrence after the Effective Date of any of the following events:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than an Exempt Entity, is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have “beneficial ownership” of all shares that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 30% or more of the total voting power of all of the Company’s voting securities then outstanding (“Voting Shares”) and the acquisition of such beneficial ownership was not pre-approved by at least two-thirds of the directors of the Company in office prior to the time the person became the beneficial owner of more than 5% of the Voting Shares;

(ii) on any date, the individuals who constituted the Company’s Board at the beginning of the two-year period immediately preceding such date (together with any new directors whose election by the Company’s Board, or whose nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute at least 75% of the directors then in office; or

(iii) immediately after a merger or consolidation of the Company or any Subsidiary of the Company with or into, or the sale or other disposition of all or substantially all of the Company’s assets to, any other corporation (where pursuant to the terms of such transaction outstanding Awards are assumed by the surviving, resulting or acquiring corporation or new Awards are substituted therefor), the Voting Shares of the Company outstanding immediately prior to

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such transaction do not represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity or any parent thereof) more than 50% of the total voting power of the voting securities of the Company or surviving or acquiring entity or any parent thereof outstanding immediately after such merger or consolidation.

2.8 “Code” means the United States Internal Revenue Code of 1986, as amended, or any successor legislation. Reference to any particular section of the Code includes any successor amendments or replacements of such section and any regulations or rules promulgated thereunder.

2.9 “Committee” means the committee appointed by the Board and consisting of two or more Directors of the Company, each of whom shall be a “non-employee director” as defined in Rule 16b-3 under the Exchange Act and an “outside director” as defined under Section 162(m) of the Code.

2.10 “Common Stock” means the Company’s common stock, without par value.

2.11 “Company” means Frisch’s Restaurants, Inc.

2.12 “Director” means any person serving on the Board of Directors of the Company who is not an Employee of the Company or any Subsidiary.

2.13 “Disability” means a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code, or in the case of an Employee, a disability which qualifies as a long-term disability under the Company’s Long Term Disability insurance, or any other definition of disability adopted by the Committee.

2.14 “Effective Date” means the date on which the Plan is approved by the shareholders of the Company.

2.15 “Eligible Person” means any person who is either an Employee or a Director.

2.16 “Employee” means (i) any officer or employee of the Company or a Subsidiary (including those employees on a temporary leave of absence approved by the Company or a Subsidiary but excluding persons who receive retirement benefits, stipends, consulting fees, honorariums and the like), who performs services for the Company and is included on its regular payroll, or (ii) any person who has received and accepted an offer of employment from the Company or a Subsidiary.

2.17 “Exchange Act” means the Securities Exchange Act of 1934.

2.18 “Exempt Entity” means (i) an underwriter temporarily holding securities pursuant to an offering of such securities and (ii) the Company, any of its subsidiaries or

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any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries.

2.19 “Fair Market Value” means, as of any date, the average of the highest and lowest quoted selling prices of a Share as reported on the American Stock Exchange (or such other consolidated transaction reporting system on which the Shares are primarily traded) or, if the Shares were not traded on such day, then the next preceding day on which the Shares were traded, all as reported by such source as the Committee may select. If the Shares are not traded on a national securities exchange or other market system, Fair Market Value shall be determined in the manner established by the Committee.

2.20 “Immediate Family” means any child, stepchild, grandchild, spouse, son-in-law or daughter-in-law and shall include adoptive relationships; provided, however, that if the Committee adopts a different definition of “immediate family” (or similar term) in connection with the transferability of Stock Options and SARs awarded under this Plan, such definition shall apply, without further action of the Board.

2.21 “Mature Shares” means Shares which have been fully paid and held, of record or beneficially, by the Participant for at least six months.

2.22 “Option Price” or “Exercise Price” means the price per share at which Common Stock may be purchased upon the exercise of an Option or an Award.

2.23 “Participant” means an Eligible Person to whom an Award has been made pursuant to this Plan.

2.24 “Performance Award” means an Award granted pursuant to Section X.

2.25 “Performance-Based Compensation” means compensation intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code.

2.26 “Performance Measures” means any one or more of the following, as selected by the Committee and applied to the Company as a whole or individual units thereof, and measured either absolutely or relative to a designated group of comparable companies: (i) earnings before interest, taxes, depreciation, and amortization (“EBITDA”); (ii) appreciation in the Fair Market Value, book value or other measure of value of the Common Stock; (iii) cash flow; (iv) earnings (including, without limitation, earnings per share); (v) return on equity; (vi) return on investment; (vii) total stockholder return; (viii) return on capital; (ix) return on assets or net assets; (x) revenue; (xi) income (including, without limitation, net income); (xii) operating income (including, without limitation, net operating income); (xiii) operating profit (including, without limitation, net operating profit); (xiv) operating margin; (xv) return on operating revenue; and (xvi) market share.

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2.27 “Performance Period” means the period of time over which criteria relating to a Performance Award are measured.

2.28 “Reference Price” with respect to an SAR means the dollar amount determined by the Committee at the time of Grant except that no SAR may be granted with a Reference Price less than 100% of the Fair Market Value of a Share on the Grant Date.

2.29 “Restricted Stock” means those shares of Common Stock issued pursuant to a Restricted Stock Award which are subject to the restrictions set forth in the related Award Agreement.

2.30 “Restricted Stock Award” means an award of a fixed number of Shares to a Participant which is subject to forfeiture provisions and other conditions set forth in the Award Agreement.

2.31 “Share” means one share of the Company’s Common Stock.

2.32 “Stock Appreciation Right” or “SAR” means the right to receive, for each unit of the SAR, cash and/or shares of Common Stock equal in value to the excess of the Fair Market Value of one Share on the date of exercise of the SAR over the Reference Price of the SAR.

2.33 “Stock Option” or “Option” means the right to purchase shares of Common Stock granted pursuant to Section VII of this Plan.

2.34 “Subsidiary” means any corporation, partnership, joint venture, or other entity of which the Company owns or “controls” (meaning the power to direct or cause the direction of the management or policies of the entity), directly or indirectly, 50% or more of the outstanding voting stock (or comparable equity participation and voting power).

2.35 “Transfer” means alienation, attachment, sale, assignment, pledge, encumbrance, charge or other disposition; and the terms “Transferred” or “Transferable” have corresponding meanings.

2.36 “Unrestricted Stock Award” means an Award granted pursuant to Section 9.3.

2.37 “Vest” means, in the case of any Award to become exercisable or become free of restrictions solely as a result of either (i) the passage of required time periods specified under the terms of the Award (“Passage of Time Criteria”) or (ii) the inapplicability of Passage of Time Criteria due to a Change of Control or a termination of employment or service as a Director pursuant to the provisions of Section XI. For purposes of this Plan, “Vest” does not refer to an Award becoming exercisable or free of restrictions due to the attainment of performance criteria or any other criteria not solely

5

related to the passage of time (“Other Criteria”). An Award whose terms specify Other Criteria that have not been fully satisfied at the time of a Change of Control or termination of employment or service will not Vest (unless otherwise determined by the Committee or specifically provided by such terms) as a result of such Change of Control or termination (even if the terms of such Award contain Passage of Time Criteria in addition to, in combination with, or as an alternative to such Other Criteria).

SECTION III.

ADMINISTRATION

3.1 The Committee. This Plan shall be administered and interpreted by the Committee, except that any function of the Committee also may be performed by the Board. Actions of the Committee may be taken by a majority of its members at a meeting or by the unanimous written consent of all of its members without a meeting.

3.2 Powers of the Committee. The Committee shall have the power and authority to operate, manage and administer the Plan on behalf of the Company, which includes, but is not limited to, the power and authority:

(i) to grant to Eligible Persons one or more Awards consisting of any or a combination of Stock Options, Stock Appreciation Rights, Restricted Stock, Unrestricted Stock and Performance Awards;

(ii) to select the Eligible Persons to whom Awards may be granted;

(iii) to determine the types and combinations of Awards to be granted to Eligible Persons;

(iv) to determine the number of Shares or units which may be subject to each Award;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award (including, but not limited to, the term, price, exercisability, method of exercise and payment, any restriction or limitation on transfer, any applicable performance measures or contingencies, any vesting schedule or acceleration, or any forfeiture provisions, regarding any Award) and the related Shares (including, but not limited to, any holding period for those Shares after grant, exercise or settlement of the Award), based on such factors as the Committee shall determine; and

(vi) to modify or waive any restrictions, contingencies or limitations contained in, and grant extensions to the terms or exercise periods of, or accelerate the vesting of, any outstanding Awards, except to the extent necessary to preserve the status of an Award as Performance-Based Compensation, as long

6

as such modifications, waivers, extensions or accelerations are not inconsistent with the terms of the Plan, but no such changes shall impair the rights of any Participant without his or her consent.

3.3 Guidelines. The Committee will have the authority and discretion to interpret the Plan and any Awards granted under the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan. Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any related Award Agreement in the manner and to the extent it deems necessary to carry the Plan into effect.

3.4 Decisions Final. Any action, decision, interpretation or determination by or at the direction of the Committee concerning the application or administration of the Plan shall be final and binding upon all persons and need not be uniform with respect to its determination of recipients, amount, timing, form, terms or provisions of Awards.

3.5 Award Agreements. Each Award under the Plan shall be evidenced by an Award Agreement substantially in the form approved by the Committee from time to time.

SECTION IV.

SHARES SUBJECT TO PLAN

4.1 Shares Available for Issuance of Awards. Subject to adjustment as provided in Section 4.4, the aggregate number of Shares which may be issued under this Plan shall not exceed 800,000 Shares. As determined from time to time by the Committee, the Shares available under this Plan for grants of Awards may consist either in whole or in part of authorized but unissued Shares or Shares which have been reacquired by the Company following original issuance.

4.2 Maximum Awards Per Participant. The number of Shares covered by Options, together with the number of SAR units, granted to any one individual shall not exceed 80,000 during any one fiscal-year period.

No more than 80,000 Shares may be issued in payment of Performance Awards denominated in Shares, and no more than $1,000,000 in cash (or Fair Market Value if paid in Shares) may be paid pursuant to Performance Awards denominated in dollars, granted in each case to any one individual during any one fiscal-year period that are intended to be Performance-Based Compensation. If delivery of Shares earned under a Performance Award is deferred, any additional Shares attributable to dividends earned during the deferral period shall be disregarded for purposes of this paragraph.

7

4.3 Re-Use of Shares. If any Award granted under this Plan shall expire, terminate or be forfeited or canceled for any reason before it has vested or been exercised in full, the number of unissued or undelivered Shares subject to such Award shall again be available for future grants. The Committee may make such other determinations regarding the counting of Shares issued pursuant to this Plan as it deems necessary or advisable, provided that such determinations shall be permitted by law.

4.4 Adjustment Provisions.

(a) Adjustment for Change in Capitalization. If the Company shall at any time change the number of issued Shares without new consideration to the Company (such as by stock dividend, stock split, recapitalization, reorganization, exchange of shares, liquidation, combination or other change in corporate structure affecting the Shares) or make a distribution to shareholders of cash or property, which in the Committee’s sole judgment, has a substantial impact on the value of outstanding Shares, then the numbers of Shares and SAR units specified in Sections 4.1 and 4.2, the numbers of Shares or SAR units covered by each outstanding Award, and, if applicable, the Option Price, Reference Price, or performance goals for each outstanding Award shall be proportionately adjusted in such manner as the Committee in its sole judgment determines to be equitable and appropriate.

(b) Other Equitable Adjustments. Notwithstanding any other provision of the Plan, and without affecting the number of Shares or SAR units reserved or available hereunder, the Committee may authorize the issuance, continuation or assumption of Awards or provide for equitable adjustments or changes in the terms of Awards, in connection with any merger, consolidation, sale of assets, acquisition of property or stock, recapitalization, reorganization or similar occurrence in which the Company is the continuing or surviving corporation, upon such terms and conditions as it may deem equitable and appropriate.

SECTION V.

CHANGE OF CONTROL; MERGER, CONSOLIDATION, ETC.

5.1 Effect of Change of Control On Outstanding Awards. In the event of, and upon a Change of Control, all Awards outstanding on the date of such Change of Control shall become fully (100%) Vested.

5.2 Termination of Employment After Change of Control. In the event that an Employee’s employment by the Company or a Subsidiary is terminated by the Company or such Subsidiary for any reason, other than for Cause, within one (1) year after a Change of Control, all of the outstanding Vested Stock Options and SARs held by such Employee on the date of termination of employment shall be exercisable for a

8

period ending on the earlier to occur of the first anniversary of the date of termination or the respective Expiration Dates of such Stock Options and SARs.

5.3 Merger, Consolidation, Etc. In the event that the Company shall, pursuant to action by its Board of Directors, propose to (1) merge into, consolidate with, sell or otherwise dispose of all or substantially all of its assets, to another corporation or other entity and provision is not made pursuant to the terms of such transaction for the assumption by the surviving, resulting or acquiring corporation of outstanding Awards under the Plan, or the substitution of new Awards therefor, or (2) dissolve or liquidate, then (A) the Committee shall cause written notice of such proposed transaction to be given to each Participant not less than 30 days prior to the anticipated date of such proposed transaction, and (B) all outstanding Awards that are not so assumed or substituted for shall become fully (100%) Vested immediately prior, but subject, to actual consummation of the transaction. Prior to a date specified in the notice, which shall not be more than 3 days prior to the consummation of such transaction, each Participant shall have the right to exercise all Stock Options and SARs held by such Participant that are not so assumed or substituted for on the following basis: (i) such exercise shall be conditioned on consummation of such transaction, (ii) such exercise shall be effective immediately prior to the consummation of such transaction, and (iii) the Option Price for any such Stock Options shall not be required to be paid until 3 days after written notice by the Company to the Participant that such transaction has been consummated. If such transaction is consummated, each Stock Option and SAR, to the extent not previously exercised prior to the date specified in the foregoing notice of proposed transaction, shall terminate upon the consummation of such transaction. If such transaction is abandoned, (a) any and all conditional exercises of Stock Options and SARs in accordance with this Section 5.3 shall be deemed annulled and of no force or effect and (b) to the extent that any Award shall have Vested solely by operation of this Section 5.3, such Vesting shall be deemed annulled and of no force or effect and the Vesting provisions of such Award shall be reinstated.

5.4 Applicability of Section V. The provisions of Section V shall apply to all Awards granted under the Plan, unless and to the extent that the Committee expressly provides otherwise in the terms of an Award at the time it is granted; provided that nothing in this Section V shall preclude the Committee or the Board from providing, at any time, for the “cash out” of Awards in connection with a Change of Control or with any of the events specified in clauses (1) and (2) of Section 5.3.

SECTION VI.

EFFECTIVE DATE AND DURATION OF PLAN

6.1 Effective Date. This Plan shall become effective on the Effective Date.

6.2 Duration of Plan. The Plan shall continue in effect indefinitely until terminated by the Board pursuant to Section XII.

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SECTION VII.

STOCK OPTIONS

7.1 Grants. The Committee may, in its discretion, grant Stock Options to any Eligible Person. No Option granted under the Plan is intended to qualify as an incentive stock option under Section 422 of the Code.

7.2 Terms of Options. Options granted under this Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

(a) Option Price. The Option Price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant, except that no Stock Option may be granted for an Option Price less than 100% of Fair Market Value on the Grant Date.

(b) Option Term. The Term of each Stock Option shall be fixed by the Committee. Unless otherwise specified by the Committee at the time of grant, no Stock Option shall be exercisable more than ten (10) years after its Grant Date.

(c) Exercisability. A Stock Option shall be exercisable at such time or times and subject to such terms and conditions as shall be specified in the Award Agreement; provided, however, that an Option may not be exercised as to less than one hundred (100) Shares at any time unless the number of Shares for which the Option is exercised is the total number available for exercise at that time under the terms of the Option.

(d) Method of Exercise. Stock Options may be exercised in whole or in part at any time during the Option Term by giving written notice of exercise to the Company, attention: Vice President of Human Resources, specifying the number of Shares to be purchased. Such notice shall be accompanied by payment in full of the Option Price.

(e) Payment. Upon exercise of an Option, and subject to such administrative requirements as the Committee may impose, payment of the Option Price may be made, at the election of the Participant, in cash or by the tender of Mature Shares or by a combination of the foregoing. If payment by the tender of Mature Shares is selected, the value of each Mature Share shall be deemed to be the Fair Market Value of a Share on the day the Mature Shares are tendered for payment, which shall be the date on which the Mature Shares, duly endorsed or accompanied by a stock power duly endorsed for transfer to the Company, are received by the Company. The Option Price also may be paid pursuant to a “cashless” exercise/sale procedure involving the simultaneous sale of Shares covered by the Option by a broker (in which case the exercise date shall be the trade date). If payment of the Option Price (or, pursuant to Section 13.5, obligatory

10

withholding taxes) is made from the proceeds of a “cashless” exercise/sale procedure, such payment shall be received by the Company no later than the date of settlement of the sale.

(f) Non-Transferability. Stock Options shall be Transferable only to the extent provided in Section 13.2 of this Plan.

(g) Termination. Stock Options shall terminate in accordance with Section XI of this Plan.

SECTION VIII.

STOCK APPRECIATION RIGHTS

8.1 Stock Appreciation Rights. The Committee may, in its discretion, grant Stock Appreciation Rights to any Eligible Person. Any Stock Appreciation Right granted shall be for a specified number of units and have such terms and conditions, not inconsistent with this Plan, as are established by the Committee in connection with the Award.

8.2 Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights granted pursuant to this Section VIII shall be subject to the following terms and conditions:

(a) Term. The term of each Stock Appreciation Right shall be fixed by the Committee. Unless otherwise specified by the Committee at the time of grant, no Stock Appreciation Right shall be exercisable more than ten (10) years after its Award Date.

(b) Exercise. A Stock Appreciation Right shall be exercisable at such time or times and subject to such terms and conditions as shall be specified in the Award Agreement.

(c) Distribution. The Committee shall determine in its sole discretion, at the Grant Date, the form of property deliverable to the holder upon exercise of an SAR, which may be Shares, cash or a combination of the two. Shares so deliverable shall be valued at their Fair Market Value on the date of the SAR’s exercise.

(d) Non-Transferability. SARs shall be Transferable only to the extent provided in Section 13.2 of this Plan.

(e) Termination. SARs shall terminate in accordance with Section XI of this Plan.

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SECTION IX.

RESTRICTED AND UNRESTRICTED STOCK AWARDS

9.1 Grants of Restricted Stock Awards. The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Person. Each Restricted Stock Award shall specify the number of Shares to be issued to the Participant, the date of such issuance, the price, if any, to be paid for such Shares by the Participant and the restrictions imposed on such Shares. The Committee may grant Awards of Restricted Stock subject to the attainment of specified performance goals, continued employment or such other limitations or restrictions as the Committee may determine.

9.2 Terms and Conditions of Restricted Awards. Restricted Stock Awards shall be subject to the following provisions:

(a) Issuance of Shares. Shares of Restricted Stock may be issued immediately upon grant or upon vesting as determined by the Committee.

(b) Stock Powers and Custody. If shares of Restricted Stock are issued immediately upon grant, the Committee may require the Participant to deliver a duly signed stock power, endorsed in blank, relating to the Restricted Stock covered by the Award. The Committee may also require that the stock certificates evidencing such Shares be held in custody by the Company until the restrictions on them shall have lapsed.

(c) Shareholder Rights. Unless otherwise determined by the Committee at the time of grant, Participants receiving Restricted Stock Awards shall be entitled to dividend and voting rights in respect of the Restricted Shares.

(d) Non-Transferability. Until they are fully vested, Restricted Shares shall not be Transferable except in accordance with the provisions of Section 13.2 of this Plan.

(e) Termination. Restricted Stock Awards shall terminate in accordance with Section XI of this Plan.

9.3 Unrestricted Stock Awards. The Committee may make Awards of unrestricted Common Stock to (i) Employees in full or partial payment of annual bonus awards or otherwise in recognition of outstanding achievements or contributions or (ii) Directors for service on the Board. Unrestricted Shares issued under this Section 9.3 may be issued for no cash consideration.

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SECTION X.

PERFORMANCE AWARDS

10.1 Performance Awards. The Committee may, in its discretion, grant Performance Awards to Eligible Persons in accordance with the following terms and conditions:

(a) Grant. A Performance Award shall consist of the right to receive, at the end of a specified Performance Period, either (i) Shares, cash of an equivalent value or a combination of the two, or (ii) a fixed-dollar amount payable in cash, Shares or a combination of the two. The Committee shall determine the Eligible Persons to whom and the time or times at which Performance Awards shall be granted, the number of Shares or the amount of cash to be awarded to any person, the duration of the Performance Period, the conditions under which a Participant’s Performance Award will vest and the other terms and conditions of the Performance Award in addition to those set forth in Section 10.2.

(b) Performance Goals and Performance-Based Compensation. At the time of grant, the Committee shall designate any Performance Award granted to a Participant that is intended to be Performance-Based Compensation. Any Performance Award designated as intended to be Performance-Based Compensation shall be conditioned on the achievement of one or more objective performance goals, based on one or more Performance Measures, to the extent required by Code Section 162(m). Any Performance Awards under this Section 10.1 not designated as intended to be Performance-Based Compensation may be conditioned on such performance goals, factors or criteria as the Committee shall determine.

(c) Other Criteria. The Committee, in its discretion, may provide that receipt of a specified level of payment or distribution of a Performance Award is contingent on achievement of performance goals satisfying paragraph (b) above, with such level subject to reduction unless other performance goals not set forth in paragraph (b) above are also satisfied.

(d) Attainment of Performance Goals. Subject to Section 10.2(d), a Participant otherwise entitled to receive a Performance Award, or portion thereof, that is intended to be Performance-Based Compensation for any Performance Period shall not receive a settlement of the award or portion until the Committee has determined that the applicable performance goal(s) have been attained. To the extent that the Committee exercises discretion in making the determination required by this Section 10.1(d), such exercise of discretion may not result in an increase in the amount of the award.

10.2 Terms and Conditions of Performance Awards. Performance Awards granted pursuant to this Section X shall be subject to the following terms and conditions:

(a) Dividends. Unless otherwise determined by the Committee at the time of the grant of the Award, amounts equal to any dividends declared during the

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Performance Period with respect to any Shares covered by a Performance Award will not be paid to the Participant.

(b) Payment. Subject to the provisions of the Award Agreement and this Plan, at the expiration of the Performance Period, share certificates, cash or both (as the Committee may determine) shall be delivered to the Participant, or his or her legal representative or guardian, in a number or an amount equal to the vested portion of the Performance Award; provided that, to the extent that distribution is made in Shares, the Shares shall be subject to such vesting or other restrictions as the Committee may establish.

(c) Non-Transferability. Performance Awards shall not be Transferable except in accordance with the provisions of Section 13.2 of this Plan.

(d) Termination. Subject to the applicable provisions of the Award Agreement and this Plan, if a Participant’s employment by the Company or a Subsidiary, or a Director’s service on the Board, terminates for any reason during the Performance Period for a given Award, the Performance Award in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at the time of grant, except that, if the termination is for Cause, the Award will be forfeited in its entirety as provided in Section 11.1(b).

SECTION XI.

TERMINATION OF AWARDS

11.1 Termination of Awards to Employees and Directors. Subject to the provisions of Section 11.2, Awards under this Plan shall terminate as follows:

(a) Termination by Death or Disability. Unless otherwise determined by the Committee at the time of grant, if an Employee’s employment by the Company or a Subsidiary, or a Director’s service on the Board, terminates by reason of death or Disability, any Awards held by such Participant shall become fully Vested and, in the case of Stock Options and SARs, may thereafter be exercised by the Participant or by the Participant’s beneficiary or legal representative, for a period of one (1) year (or such longer period as the Committee may specify at the time of grant) after the date of such termination of employment or service or until the expiration of the stated term of such Award, whichever period is shorter.

(b) Termination For Cause. If an Employee’s employment by the Company or a Subsidiary, or a Director’s service on the Board, is terminated for Cause, or if after termination such Participant engages in any act which would have warranted a termination of such employment or service for Cause, the Participant shall forfeit all of his or her rights to any outstanding Awards that have not been exercised or that remain subject to any Passage of Time Criteria or Other Criteria and all such Awards shall

14

terminate upon the earlier to occur of the date of termination of employment or service or the date upon which the Participant has engaged in any of the conduct described as justifying such a termination for Cause.

(c) Other Termination. Unless otherwise determined by the Committee at the time of grant, if an Employee’s employment by the Company or a Subsidiary, or a Director’s service on the Board, terminates for any reason other than death, Disability or for Cause, all of such Participant’s Restricted Stock Awards that are not fully vested and any unexercisable Stock Options and SARs will terminate immediately and any then-exercisable Stock Options and SARs will terminate on the earlier to occur of the stated expiration date of the Awards or ninety (90) calendar days after such termination of employment or service.

11.2 Acceleration of Vesting and Extension of Exercise Period Upon Termination. Upon the termination of a Participant’s employment or directorship with the Company or any of the Company’s Subsidiaries, excluding, however, any Participant who has been terminated for Cause, the Committee may in its sole discretion:

(a) Accelerate the Vesting of, or otherwise cause to be exercisable or free of restrictions, all or part of any Awards held by such terminated Participant so that such Awards will be fully or partially exercisable as of the date of termination of employment or such other date as the Committee may choose; and

(b) Extend the exercise period of all or part of any Stock Options and SARs held by such terminated Participant for up to two years from the date of termination but in no event longer than the original expiration date of such Award.

SECTION XII.

TERMINATION OR AMENDMENT OF THIS PLAN

12.1 Termination or Amendment. The Board may at any time, amend, in whole or in part, any or all of the provisions of this Plan, or suspend or terminate it entirely; provided, however, that, unless otherwise required by law, the rights of a Participant with respect to any Awards granted prior to such amendment, suspension or termination may not be impaired without the consent of such Participant. In addition, no amendment may be made without first obtaining shareholder approval (a) if such amendment would increase the maximum number of Shares or amount of cash which may be granted to any individual Participant, or increase the total number of Shares available for issuance under this Plan or (b) if such approval otherwise is required pursuant to the Code or the Exchange Act, or any rule or regulation thereunder, or by the listing requirements of the American Stock Exchange or any other stock exchange or market system on which the Common Stock is traded.

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SECTION XIII.

GENERAL PROVISIONS

13.1 No Right to Continued Employment. The adoption of this Plan and the granting of Awards hereunder shall not confer upon any Employee the right to continued employment nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Employee at any time.

13.2 Non-Transferability of Awards. Except as otherwise provided by the Committee at or after grant, no Award or benefit payable under this Plan shall be Transferable by the Participant during his or her lifetime, nor may it be assigned, exchanged, pledged, transferred or otherwise encumbered or disposed of except by will or the laws of descent and distribution; and no Award shall be exercisable by anyone other than the Participant or the Participant’s guardian or legal representative during such Participant’s lifetime. The Committee may in its sole discretion permit a Participant to transfer a Stock Option or SAR for no consideration to a member of the Participant’s Immediate Family, subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to such Award.

13.3 Benefits May Not Be Assigned. The interests of a Participant under the Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by creditors of a Participant or the Participant’s beneficiary.

13.4 Other Plans. In no event shall the value of, or income arising from, any Awards issued under this Plan be treated as compensation for purposes of any pension, profit sharing, life insurance, disability or other retirement or welfare benefit plan now maintained or hereafter adopted by the Company or any Subsidiary, unless such plan specifically provides to the contrary.

13.5 Unfunded Plan. This Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended. This Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. This Plan shall not establish any fiduciary relationship between the Company and any Participant or any other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company.

13.6 Withholding of Taxes. The Company shall have the right to deduct from any payment to be made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any Shares or the payment of any cash to a Participant, payment by the Participant of any Federal, state or local taxes which the Company reasonably believes are required by law to be withheld. The Committee may permit all or a portion of any such withholding obligation (not exceeding the minimum amount required to be so withheld) to be satisfied by reducing the number of shares otherwise deliverable or by

16

accepting the delivery of Shares previously owned by the Participant, in either of which cases the Shares shall be valued at the Fair Market Value of the Common Stock on the exercise date, or, the case of the exercise of Stock Options, may accept proceeds from the sale of additional Shares in a “cashless” exercise/sale procedure. Any fraction of a Share required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant. The Company also may withhold from any future earnings of salary, bonus or any other payment due to the Participant the amount necessary to satisfy any outstanding tax obligations related to the grant or exercise of any Award granted pursuant to this Plan.

13.7 Governing Law. This Plan and all actions taken in connection with it shall be governed by the laws of the State of Ohio, without regard to the principles of conflict of laws.

13.8 Liability. No employee of the Company nor member of the Committee or the Board shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award granted hereunder and, to the fullest extent not prohibited by law, all employees and members of the Committee and the Board shall be indemnified by the Company for any liability and expenses which they may incur through any claim or cause of action arising under or in connection with this Plan or any Awards granted under this Plan.

13.9 Successors. All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

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APPENDIX B

FRISCH’S RESTAURANTS, INC.

BOARD OF DIRECTORS

AUDIT COMMITTEE CHARTER

PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in its oversight of (i) the integrity of the company’s financial statements, (ii) the independent auditor’s qualifications and independence, (iii) the performance of the company’s internal audit function and of the independent auditors, and (iv) the company’s compliance with legal and regulatory requirements. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the company’s policies, procedures and practices at all levels.

COMPOSITION

The Audit Committee shall consist of three members of the Board of Directors. All of the members shall meet the independence requirements of the American Stock Exchange, the Securities Exchange Act of 1934 and any applicable rules and regulations of the Securities and Exchange Commission (“SEC”). All committee members shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a committee member. All members of the Committee shall be financially literate by possessing a working knowledge of basic finance and accounting practices. At least one member of the Committee shall be a financial expert as defined by the Securities and Exchange Commission.

The Board of Directors shall appoint the Audit Committee members and the Audit Committee Chairman.

AUDIT COMMITTEE MEETINGS

The Audit Committee will hold a meeting prior to the public release of each quarterly financial report. It will also meet at other times deemed necessary to fulfill the responsibilities enumerated in this document. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The minutes of each meeting are to be prepared and sent to Committee members for approval.

RESPONSIBILITY

The Audit Committee is to serve as a focal point for communication between the Board of Directors, the Director of Internal Auditing, the independent auditors, and the Company’s management as their duties relate to financial accounting, reporting, and controls. The Audit Committee is the Board’s principal agent for evaluating the quality of internal auditing, the independence of the company’s independent auditors, and the adequacy of disclosures to shareholders. The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board of Directors and the Audit Committee.

ROLES AND DUTIES

Corporate Control Environment

1.	Understand and assess the “tone at the top” – the message that management and the Board send to the organization.

2.	Understand, assess and monitor the financial planning and control function.

3.	Understand the role and review the effectiveness of the Internal Audit function.

4.	Understand and review the company’s Corporate Compliance Committee.

5.	Understand and assess the company’s Disclosure Controls Committee.

6.	Review with management its evaluation of the company’s internal control structure and procedures for financial reporting and review periodically, but in no event less frequently than quarterly, management’s conclusions about the efficacy of such internal controls and procedures, including any significant deficiencies in, or material non-compliance with, such controls and procedures.

7.	Monitor compliance with the company’s Code of Ethics for Chief Executive Officer and Financial Professionals.

8.	Establish procedures for the receipt, retention and treatment of complaints received by the company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Independent Auditors

1.	Have the sole authority to select, appoint and replace the independent auditor, be responsible for the oversight of the work of the independent auditor (including the resolution of any disagreements between management and the auditor regarding financial reporting), and the independent auditor shall report directly to the Audit Committee.

2.	Approve in advance the fees and terms of all audit engagements and permissible non-audit engagements with the independent auditors.

3.	Discuss with the independent auditor matters required to be discussed by Statement on Auditing Standards 61 relating to the conduct of the audit.

4.	Obtain and discuss a report from the independent auditors at least annually regarding (i) the auditor’s internal quality-control procedures; (ii) any material issues raised by the most recent quality-control review, or peer review (if applicable), of the independent auditor, or by any inquiry or investigation by governmental professional authorities within the last five years, and any steps taken to address these issues; and (iii) all relationships between the auditors and the company. The Committee shall also actively engage in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors.

5.	Periodically consult with the independent auditors out of the presence of management about the adequacy of internal controls and the accuracy of the company’s financial statements.

6.	Review, prior to the annual audit, the scope and plan of the independent auditors’ audit examination. Review the extent of non-audit services provided by the independent auditors in relation to the objectivity and independence needed in the audit. The independent auditors’ fees are to be arranged with management and summarized for Committee review and approval.

7.	Recommend to the Board policies for the company’s hiring of employees or former employees of the independent auditor which guidelines shall meet the requirements of applicable law and listing standards.

2

Internal Auditing

1.	Assess and approve the internal audit mission, annual audit plan and areas of audit emphasis.

2.	Review and assess the performance appraisals and annual salary review for the Director of Internal Auditing.

Financial Reporting

1.	Review the company’s annual financial statements with management and the independent auditors, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Annual Report on Form 10-K.

2.	Review disclosures made to the Audit Committee by the company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q’s about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the company’s internal controls.

3.	Discuss with management and the independent auditors the company’s quarterly financial statements prior to the filing of the company’s Form 10-Q with the SEC, including the results of the independent auditor’s review of the quarterly financial statements.

4.	Review with the company’s management, the Director of Internal Auditing, and the independent auditors, the company’s general policies and procedures to reasonably assure the adequacy of internal accounting and financial reporting controls.

5.	Confirm with the company’s management, the Director of Internal Auditing, and the independent auditors that tests of compliance with significant company policies including the company’s process of assessing the risk of fraudulent financial reporting and the program established to monitor compliance with conflict of interest and other Code of Conduct guidelines.

6.	Discuss with management and the independent auditor, at least annually, developments and issues with respect to reserves, regulatory and accounting initiatives, as well as off-balance sheet structures, and their effect on the company’s financial statements, and accounting policies used in the preparation of the company’s financial statements (specifically those policies for which management is required to exercise discretion or judgment regarding the implementation thereof).

7.	Discuss generally the company’s earnings press releases and financial information and earnings guidance, if any, provided to analysts and rating agencies to the extent required by applicable law or listing standards.

8.	Review, in advance of implementation, any major accounting policy change.

9.	Discuss with management the company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the company’s risk assessment and risk management policies.

10.	Review and discuss periodically reports from the independent auditors on, among other things, certain:

•	Critical accounting policies and practices to be used.

•	Alternative treatments of financial information within generally accepted accounting principles.

•	Other material written communications between the independent auditors and management, such as any management letter and the company’s response to such letter or schedule of unadjusted differences.

•	Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

3

Audit Committee Report and Charter

1.	Prepare the report of the committee required by the rules of the SEC to be included in the company’s proxy statement for the annual shareholders’ meeting. The name of each member of the Audit Committee will appear below the report.

2.	Annually review and evaluate its own performance.

3.	Review and reassess the adequacy of this Audit Committee Charter annually and recommend any proposed changes to the Board for approval.

Board of Directors

1.	Report to the Board of Directors on the results of performing the foregoing duties and submit to the Board any recommendations the Audit Committee may have.

2.	Review any other relevant matters at the discretion of the Board of Directors or the Committee.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Resources

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The company shall provide for appropriate funding, as determined by the Audit Committee, for the payment of compensation to the independent auditor and any outside advisors engaged by the Audit Committee.

Effective:  June 10, 2003

4

PROXY

FRISCH’S RESTAURANTS, INC.

ANNUAL MEETING OF SHAREHOLDERS

October 6, 2003

The undersigned shareholder of Frisch’s Restaurants, Inc. (the “Company”) hereby nominates, constitutes and appoints Jack C. Maier and Craig F. Maier, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Radisson Hotel Cincinnati Riverfront, 668 W. Fifth Street, Covington, Kentucky 41011, on Monday, October 6, 2003 at 10:00 a.m. and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as set forth below.

The Board of Directors recommends a vote of “AUTHORITY GIVEN” on proposal 1 and “FOR” on proposals 2 and 3. The Proxy shall be voted in accordance with the recommendations of the Board of Directors unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions. If cumulative voting is properly declared, the votes will be cast in such a way as to effect the election of all five nominees, or as many thereof as possible, in accordance with the recommendations of the Board of Directors. On other matters, if any, presented at the meeting, this Proxy shall be voted in the discretion of the proxy holders, in accordance with the recommendations of the Board of Directors, if any.

Please sign and date on the reverse side

*Fold and Detach Here*

PROXY BY MAIL

Please mark ☒
your votes
like this

This Proxy is solicited on behalf of the Company’s Board of Directors, and may be revoked prior to its exercise by filing with the President of the Company a written instrument revoking this Proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.

	AUTHORITY GIVEN	AUTHORITY WITHHELD			FOR	AGAINST	ABSTAIN

1. ELECTION OF FIVE DIRECTORS. To elect the five persons below to serve as directors until the 2005 Annual Shareholders Meeting and until their successors are elected and qualified:	☐	☐		3. RATIFICATION OF APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS.	☐	☐	☐

01. Malcolm M. Knapp 03. Dale P. Brown	02. Blanche F. Maier 04. Daniel W. Geeding			IF YOU WISH TO VOTE ELECTRONICALLY PLEASE READ THE INSTRUCTIONS BELOW
05. Craig F. Maier

If you wish to withhold authority to vote for some but not all of the nominees named above, you should check the box marked
“AUTHORITY GIVEN” and you should enter the name(s) of
the nominee(s) with respect to whom you wish to withhold
authority to vote in the space provided below:				COMPANY NUMBER: PROXY NUMBER: ACCOUNT NUMBER:
	FOR	AGAINST	ABSTAIN
2. APPROVAL OF 2003 STOCK OPTION AND INCENTIVE PLAN.	☐	☐	☐

SIGNATURE                                                  SIGNATURE                                              DATE

(Please date this proxy and sign your name as it appears on the stock certificates. Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.)

Please mark, sign, date and mail this Proxy promptly.

s FOLD AND DETACH HERE AND READ THE REVERSE SIDE s

[Graphic] VOTE BY TELEPHONE OR INTERNET [Graphic]

QUICK * * * EASY * * * IMMEDIATE

FRISCH’S RESTAURANTS, INC.

•	You can now vote your shares electronically through the Internet or the telephone.

•	This eliminates the need to return the proxy card.

•	Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

TO VOTE YOUR PROXY BY INTERNET

www.continentalstock.com

Have your proxy card in hand when you access the above web site. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY MAIL

Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY PHONE

1-800-293-8533

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter the company number, proxy number and account number. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE ABOVE CARD IF VOTED ELECTRONICALLY